Securities Act File No. 33-40682
Investment Company Act File No. 811-06312

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 136	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 136	☒

(Check appropriate box or boxes)

THE LAZARD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant’s Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Mark R. Anderson, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Services)

Copy to:
Janna Manes, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (DATE) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (DATE) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Lazard Funds Prospectus

June 30, 2020

Shares
	Institutional	Open	R6
Equity
Lazard US Sustainable Equity Portfolio	[_____]	[_____]	[_____]

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Funds Table of Contents

Summary Section 2	Carefully review this important section for information on the Portfolio’s investment objective and fees and a summary of the Portfolio’s principal investment strategies and risks.
Investment Strategies and Investment Risks 7 Overview 7 Investment Strategies 7 Investment Risks 8	Review this section for additional information on the Portfolio’s investment strategies and risks.
Fund Management 13 Investment Manager 13 Portfolio Management 13 Biographical Information of Principal Portfolio Managers 13 Administrator 14 Distributor 14 Custodian 14	Review this section for details on the people and organizations who oversee the Portfolio.

 Shareholder Information 14

 General 14

 How to Buy Shares 16

 Distribution and Servicing Arrangements 19

 How to Sell Shares 20

 Investor Services 21

 General Policies 22

 Account Policies, Dividends and Taxes 23

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.
Financial Highlights 24
Back Cover	Where to learn more about the Portfolio.

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Lazard Funds Summary Section

Lazard US Sustainable Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[__]%	[__]%	[__]%
Distribution and Service (12b-1) Fees	None	.25%	None
Other Expenses*	[__]%	[__]%	[__]%
Total Annual Portfolio Operating Expenses	[__]%	[__]%	[__]%
Fee Waiver and/or Expense Reimbursement**	[__]%	[__]%	[__]%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__]%	[__]%	[__]%

* Based on estimated amounts for the current fiscal year.

** Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio until June 30, 20[22], to the extent Total Annual Portfolio Operating Expenses exceed [__]%, [__]% and [__]% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds," fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the expense limitation arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years
Institutional Shares	$	[___]	$	[___]
Open Shares	$	[___]	$	[___]
R6 Shares	$	[___]	$	[___]

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

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Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies selected using the Investment Manager's process employed in implementing the Portfolio's investment strategy, described below. The market capitalization of companies in which the Portfolio invests may vary with market conditions, but typically the Portfolio invests in companies with market capitalizations over $1 billion.

The Investment Manager's process first identifies companies within the investable universe, which are companies that the Investment Manager believes are capable of (1) sustaining high financial productivity (i.e., the return a company generates) for periods in excess of market expectations, or (2) capable of improving financial productivity to a greater extent or more expeditiously than the market expects (i.e., are undervalued) and which exhibit good expectations for future cash flows and profitability. Next, the Investment Manager reduces the investable universe using fundamental analysis and research on the companies identified.

In further narrowing the investable universe to select companies for investment by the Portfolio, the Investment Manager takes account of sustainability considerations, with a view to both (a) identifying companies whose financial productivity is likely to be supported and enhanced in the future as a result of the move toward a more sustainable world (such as by considering the nature of the products and services that the companies provides from a sustainability perspective) and (b) countering potential risks arising as a result of sustainability concerns that may be material to the particular companies or the industries or sectors in which they operate ("Sustainable Companies"). Specifically, the Investment Manager uses its proprietary analysis methodology to assess each company considered for investment, to the extent relevant to the company or its industry or sector, against specific factors in three main categories:

Human Capital: the extent to which the company

• follows best practices in managing its workforce in a responsible manner, such as health and safety considerations and diversity and inclusion policies;

• acts responsibly in terms of the impact its business operations, products and services have on the broader community;

• aims to ensure its suppliers act responsibly; and

• endeavors to treat its customers fairly and responsibly, for example by having appropriate product safety and data privacy and security standards.

Natural Capital: the extent to which the company, and its supply chains,

• are reliant on using resources which generate significant environmental impact; and

• actively seek to reduce the impact they have on the environment.

Corporate Governance: the extent to which the company's board composition and policies, executive management composition and compensation, and the exercise of shareholder rights and voting powers are in line with current best practices.

Companies considered by the Investment Manager to be significantly involved in the manufacture of products or the provision of services that are broadly recognized as unsustainable by society (e.g., the production of tobacco, the generation, extraction and/or refining of certain fossil fuels or the production of unconventional weapons) generally will not fall within the investable universe for the Portfolio. The Portfolio may, however, invest in companies that provide equipment and services to the energy and mining sectors.

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Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of Sustainable Companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies, including those in emerging markets.

Although the Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Portfolio and its investments.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Focused Investing Risk. The Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks,

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such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.lazardassetmanagement.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since June 2020.

H. Ross Seiden, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since June 2020.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since June 2020.

Jessica Kittay, a member of various of the Investment Manager's US Equity and Global Equity teams, has been with the Portfolio since June 2020.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since June 2020.

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

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Institutional Shares*†	$10,000
Open Shares*	$2,500
R6 Shares†	$1,000,000

* Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum investment amount for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, certain types of employee benefit plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with the Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regarding share class availability and applicable minimums.

Portfolio shares are redeemable through the Fund’s transfer agent, DST Asset Manager Solutions, Inc., on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Funds Investment Strategies and Investment Risks

Overview

The Lazard Funds, Inc. (the “Fund”) consists of thirty-one separate Portfolios, one of which is described in this Prospectus. There is no guarantee that the Portfolio will achieve its investment objective. Because you could lose money by investing in the Portfolio, be sure to read all risk disclosures carefully before investing.

The Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

The Portfolio’s investment objective may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders.

Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies selected using the Investment Manager's process employed in implementing the Portfolio's investment strategy, described below. The market capitalization of companies in which the Portfolio invests may vary with market conditions, but typically the Portfolio invests in companies with market capitalizations over $1 billion.

The Investment Manager's process first identifies companies within the investable universe, which are companies that the Investment Manager believes are capable of (1) sustaining high financial productivity (i.e., the return a company generates) for periods in excess of market expectations, or (2) capable of improving financial productivity to a greater extent or more expeditiously than the market expects (i.e., are undervalued) and which exhibit good expectations for future cash flows and profitability. Next, the Investment Manager reduces the investable universe using fundamental analysis and research on the companies identified, including, among other matters, detailed examination of a company's financial productivity by an examination of its financial reports.

In further narrowing the investable universe to select companies for investment by the Portfolio, the Investment Manager takes account of sustainability considerations, with a view to both (a) identifying companies whose financial productivity is likely to be supported and enhanced in the future as a result of the move toward a more sustainable world (such as by considering the nature of the products and services that the companies provides from a sustainability perspective) and (b) countering potential risks arising as a result of sustainability concerns that may be material to the particular companies or the industries or sectors in which they operate ("Sustainable Companies"). Specifically, the Investment Manager uses its proprietary analysis methodology to assess each company considered for investment, to the extent relevant to the company or its industry or sector, against specific factors in three main categories:

Human Capital: the extent to which the company

• follows best practices in managing its workforce in a responsible manner, such as health and safety considerations and diversity and inclusion policies;

• acts responsibly in terms of the impact its business operations, products and services have on the broader community;

• aims to ensure its suppliers act responsibly; and

• endeavors to treat its customers fairly and responsibly, for example by having appropriate product safety and data privacy and security standards.

Natural Capital: the extent to which the company, and its supply chains,

• are reliant on using resources which generate significant environmental impact; and

• actively seek to reduce the impact they have on the environment.

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Corporate Governance: the extent to which the company's board composition and policies, executive management composition and compensation, and the exercise of shareholder rights and voting powers are in line with current best practices.

Companies considered by the Investment Manager to be significantly involved in the manufacture of products or the provision of services that are broadly recognized as unsustainable by society (e.g., the production of tobacco, the generation, extraction and/or refining of certain fossil fuels or the production of unconventional weapons) generally will not fall within the investable universe for the Portfolio. The Portfolio may, however, invest in companies that provide equipment and services to the energy and mining sectors.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of Sustainable Companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies, including those in emerging markets.

The Portfolio considers a company or issuer to be a "US company" if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in exchange traded open-end management investment companies ("ETFs") and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio's investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio's investments at the effective date of redemption, these transactions would seek to protect the value of Portfolio shares remaining outstanding from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

A certain portion of the Portfolio's assets may be held in reserves, typically invested in shares of a money market mutual fund. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Portfolio. In addition, when the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market mutual funds and/or money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Investment Risks

You should be aware that the Portfolio:

• is not a bank deposit

• is not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

• is not guaranteed to achieve its stated goal

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The Portfolio also is subject to the investment risks below. See also the Portfolio’s Statement of Additional Information (“SAI”) for information on certain other investments in which the Portfolio may invest and other investment techniques in which the Portfolio may engage from time to time and related risks.

Cybersecurity Risk. The Portfolio and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Portfolio's ability to calculate its net asset value (“NAV”); impediments to trading for the Portfolio's portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Depositary Receipts Risk. American Depositary Receipts and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated. Certain countries may limit the ability to convert depositary receipts into the underlying non-US securities and vice versa, which may cause the securities of the non-US company to trade at a discount or premium to the market price of the related depositary receipt. The Portfolio may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and exchange-traded notes (“ETNs”)), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and

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costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Future rules and regulations of the Securities and Exchange Commission (the “SEC”) may impact the Portfolio’s derivatives transactions as described in this prospectus.

Emerging Market Risk. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

ETFs and Similar Products Risk. Shares of ETFs and similar products such as ETNs in which the Portfolio may invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available. Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs, and the Portfolio’s reliance on an order is conditioned on compliance with certain terms and conditions of the order, including that the Portfolio enter into a purchasing fund agreement with the ETF regarding the terms of the investment. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Focused Investing Risk. The NAV of the Portfolio may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could

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be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolio’s foreign currency exposure.

Growth Investing Risk. Growth investments are believed by the Investment Manager to have the potential for growth, but may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. These stocks may respond differently to market and other developments than other types of stocks.

IPO Shares Risk. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk. The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Portfolio and its investments.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Additionally, certain non-US markets may rely heavily on particular industries and are more vulnerable to diplomatic developments, the imposition of

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economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Portfolio’s foreign holdings or exposures.

Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. The current uncertainty regarding “Brexit” and related future developments could have a negative impact on both the United Kingdom economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. Value investments are believed by the Investment Manager to be undervalued, but may not realize their perceived value for extended periods of time or may never realize their perceived value. These stocks may respond differently to market and other developments than other types of stocks.

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Lazard Funds Fund Management

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of the Portfolio. The Investment Manager provides day-to-day management of the Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $[___] as of March 31, 2020. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate of [__]% of the Portfolio’s average daily net assets. The investment management fee is accrued daily and paid monthly.

A discussion regarding the basis for the approval of the management agreement between the Fund, on behalf of the Portfolio, and the Investment Manager will be available in the Portfolio’s semi-annual report to shareholders for the period ended June 30, 2020.

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse the Portfolio until June 30, 2022, to the extent Total Annual Portfolio Operating Expenses exceed [__], [__], and [__] of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds,” fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

In addition, to the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until [____], to bear the expenses of the R6 Shares in the amount of such excess. This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Portfolio Management

The Investment Manager manages the Portfolio on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. The portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the Portfolio. Members of the portfolio management team discuss the Portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons on the Portfolio's management team (along with the date they joined the Portfolio's management team) are as follows:

Andrew D. Lacey, H. Ross Seiden, Martin Flood, Jessica Kittay* and Ronald Temple (each since June 2020)

* As a client portfolio manager, Ms. Kittay participates in management of this Portfolio but is not responsible for its day-to-day management.

Biographical Information of Portfolio Management Team

Martin Flood, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Prior to joining the Investment Manager in 1996, Mr. Flood was a Senior Accountant with Arthur Andersen LLP. He began working in the investment field in 1993.

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Jessica Kittay, a Director of the Investment Manager, is a member of various of the Investment Manager's US Equity and Global Equity teams. She joined the Investment Manager in 2010 and has been working in the investment field since 2001.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

H. Ross Seiden, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Mr. Seiden began working in the investment field in 2006. Prior to joining the Investment Manager in 2010, Mr. Seiden was an equity research associate covering the financials sector at Credit Suisse.

Ronald Temple, a Managing Director of the Investment Manager, is responsible for oversight of the Investment Manager’s US Equity and Multi-Asset Strategies. He is also a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

Additional information about the compensation and other accounts managed by members of the portfolio management team, as well as each team member’s ownership of shares of the Portfolio is contained in the Fund’s SAI.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Iron Street, Boston, Massachusetts 02210, serves as the Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolio’s investments. State Street may enter into subcustodial arrangements on behalf of the Portfolio for the holding of non-US securities.

General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Transfer Agent or another authorized entity. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker. The Portfolio also offers Open Shares that have different fees and expenses.

Financial intermediaries may have different policies and procedures than those described in this prospectus or the SAI. Accordingly, the availability of certain share classes and/or investor services described in this prospectus or the SAI will depend on the policies, procedures and trading platforms of the financial intermediary. To be eligible for the share classes and/or investor services described in this prospectus or the SAI, you may need to open an account directly with the Fund or a financial intermediary that offers such classes and/or services. Financial intermediaries determine the class of shares available for their clients and may receive different compensation for selling one class of shares than for selling another class of shares. Consult a representative of your financial intermediary for further information.

The NAV per share for each Class of the Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The

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Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when the Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Eligibility to Purchase R6 Shares

The Portfolio does not currently offer R6 Shares.

R6 Shares are not subject to any service or distribution fees. Neither the Fund nor the Investment Manager or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares (collectively, “Service Payments”).

Employee Benefit Plans (as defined below), Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, and discretionary accounts with the Investment Manager, as well as affiliated and non-affiliated registered investment companies, may purchase R6 Shares.

“Employee Benefit Plans,” include:

• retirement plan level, retirement plan administrator level or omnibus accounts;

• retirement plans—employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans;

• non-qualified deferred compensation plans; and

• post-employment benefit plans, including retiree health benefit plans.

Employee Benefit Plans, Board members and other individuals considered to be affiliates of the Fund or the Investment Manager, and discretionary accounts with the Investment Manager, as well as affiliated and non-affiliated registered investment companies may purchase R6 Shares with no investment minimum.

Certain other types of plans, and institutional or other investors, may be eligible to purchase R6 Shares, subject to the minimum investment amount set forth below, including, but not limited to:

• 529 plans;

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• endowments and foundations;

• states, counties or cities or their instrumentalities;

• insurance companies, trust companies and bank trust departments; and

• certain other institutional investors.

Except as specifically provided above, R6 Shares may not be purchased by:

• individual investors and/or retail accounts including accounts purchasing through wrap programs;

• IRAs and Coverdells;

• SEPs, SIMPLEs and SARSEPs; and

• individual 401(k) and 403(b) plans.

The Fund and the Distributor will consider requests by holders of Institutional Shares to convert such shares to R6 Shares on a case by case basis, provided eligibility requirements and relevant minimums are met.

Minimum Investments

All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect:

Institutional Shares*†	$10,000
Open Shares*†	$2,500
R6 Shares†	$1,000,000

*  Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial investment in the Portfolio for its clients of at least $10,000 for Institutional Shares or $2,500 for Open Shares.

† There is no minimum initial or subsequent investment for Board members and other individuals considered to be affiliates of the Fund or the Investment Manager and their family members, discretionary accounts with the Investment Manager, affiliated and non-affiliated registered investment companies and, for R6 Shares only, Employee Benefit Plans.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Open Shares investors investing directly with the Portfolio who meet the Institutional Shares minimum may request that their Open Shares be converted to Institutional Shares. Investors investing through a securities dealer or other institution should consult that firm regard share class availability and applicable minimums.

The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time without prior notice.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1. Complete a Purchase Application. Indicate the services to be used.

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2. Send the Purchase Application and a check for at least the minimum investment amount (if applicable) payable to “The Lazard Funds, Inc.” to:

regular mail
The Lazard Funds, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
430 W 7th Street, Suite 219441
Kansas City, Missouri 64105-1407

By Wire

Your bank may charge you a fee for this service.

1. Call (800) 986-3455 toll-free from any state and provide the following:

• the Portfolio(s) and Class of shares to be invested in

• name(s) in which shares are to be registered

• address

• social security or tax identification number

• dividend payment election

• amount to be wired

• name of the wiring bank, and

• name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:
ABA #: 011000028
State Street Bank and Trust Company Boston, Massachusetts
Custody and Shareholder Services Division DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1. Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

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2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of the Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Shareholder Information—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of the Portfolio by exchange from another Portfolio, as described below under “Shareholder Information— Investor Services—Exchange Privilege.”

Purchases through the Automatic Investment Plan
(Open Shares only) (Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in the Portfolio through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts
(Open Shares and Institutional Shares only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolio and its shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to the Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. The Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or

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may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the investor. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging the Portfolio’s shares followed by purchasing or exchanging into shares of the Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to the Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in non-US markets are particularly susceptible to time zone arbitrage.

Distribution and Servicing Arrangements

The Portfolio offers Institutional Shares and Open Shares[, and may in the future offer R6 Shares]. Each share class has different investment minimums and different expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows the Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares and R6 shares do not pay a rule 12b-1 fee. Financial intermediaries and other third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services with respect to Open Shares and Institutional Shares. Such payments are in addition to any fees paid by the Portfolio's Open Shares under rule 12b-1. The receipt of such payments pursuant to the 12b-1 plan or

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from the Investment Manager or Distributor could create an incentive for the financial intermediaries to offer the Portfolio instead of other mutual funds where such payments are not received. Financial intermediaries determine the class of shares available for their clients and may receive different compensation for selling one class of shares than for selling another class of shares. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

How to Sell Shares

General

If you request the Portfolio to transmit your redemption proceeds to you by check, the Portfolio expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the Portfolio to transmit your redemption proceeds to you by wire or ACH, and the Portfolio already has your bank account information on file, the Portfolio expects that your redemption proceeds normally will be wired within one business day or sent by ACH within three business days, as applicable, to your bank account after your request is received in proper form. Payment of redemption proceeds may take longer than the number of days the Portfolio typically expects and may take up to seven days after your order is received in proper form by the Portfolio’s transfer agent or other authorized entity, particularly for very large redemptions or during periods of stressed market conditions or high redemption volume.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the Portfolio or the determination of the fair value of the Portfolio’s net assets not reasonably practicable; or (iii) as permitted by order of the SEC for the protection of Portfolio shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency is deemed to exist.

Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to ten calendar days.

Under normal circumstances, the Portfolio expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, the Portfolio and certain other Portfolios in the Fund may draw upon an unsecured credit facility for temporary or emergency purposes, including to meet redemption requests. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash). The Portfolio may make an in-kind redemption under the following circumstances: (1) (i) the Investment Manager determines that an in-kind redemption is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities; or the redeeming shareholder has requested an in-kind redemption, (ii) the Investment Manager determines that an in-kind redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the Portfolio, and (iii) the Investment Manager determines that an in-kind redemption is in the best interests of the Portfolio; (2) to manage liquidity risk; (3) in stressed market conditions; or (4) subject to the approval of the Board of the Fund, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, in other circumstances identified by the Investment Manager. Any securities distributed in kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Selling Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

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By Telephone

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a signed letter requesting that the telephone redemption privilege be added to the account. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail

1. Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4. Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
430 W 7th Street, Suite 219441
Kansas City, Missouri 64105-1407

Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you, depending on the arrangements of any broker or other financial intermediary associated with your account through which shares of the Portfolio are held, to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account at the next determined NAV of the Portfolio following placement of the exchange order. There

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is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

Conversion Feature may allow you or one or more brokers or other financial intermediaries authorized by the Fund (“Service Agents”), in the Fund’s discretion, to convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio. Granting of conversion requests relating to shares held pursuant to an arrangement with a Service Agent depend on the specific arrangements with the Service Agent. Conversion requests from individual shareholders invested in Open Shares in an account not associated with a Service Agent and invested directly with the Portfolio to convert to Institutional Shares will be granted if the shareholder’s holdings meet the Institutional Shares’ minimum initial investment. For federal income tax purposes, a same-Portfolio share class conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in the Portfolio.

General Policies

In addition to the policies described above, the Fund reserves the right to:

• redeem an account, with notice, if the value of the account falls below $1,000

• convert Institutional Shares or R6 Shares held by a shareholder whose account is less than $10,000 to Open Shares, upon written notice to the shareholder

• suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

• change or waive the required minimum investment amounts

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

• the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

• the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close the Portfolio to investors at any time.

22

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at the telephone number listed on the back cover if you need account information.

Dividends and Distributions

Income dividends, if any, are anticipated to be paid annually. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about [_______] at www.lazardassetmanagement.com or by calling (800) 823-6300.

Dividends and distributions of the Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from the Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of the Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires the Portfolio to withhold taxes on distributions paid to shareholders who:

• fail to provide a social security number or taxpayer identification number

• fail to certify that their social security number or taxpayer identification number is correct

• fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding

23

Lazard Funds Shareholder Information

Financial Highlights

No financial highlights are presented for the Portfolio because it had not commenced investment operations prior to the date of this Prospectus.

24

For more information about the Portfolio, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):
The Fund’s annual and semi-annual reports to shareholders contain additional information on the Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Portfolio, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:
The Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42, no earlier than 5 business days after such quarter end. The information will remain accessible at least until the Fund files a report as an exhibit to Form N-PORT or on Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.lazardassetmanagement.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolio, by contacting the Fund at:

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.lazardassetmanagement.com

You also can get a free copy of the Reports and the SAI from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc.
P.O. Box 219441
Kansas City, Missouri 64121-9441
Telephone: (800) 986-3455

Legal Counsel
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Independent Registered Public Accounting Firm
[_________]

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • 800-823-6300 • www.lazardassetmanagement.com

THE LAZARD FUNDS, INC.

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

June 30, 2020

The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2020 (for each Portfolio except Lazard US Sustainable Equity Portfolio) or June 30, 2020 (for Lazard US Sustainable Equity Portfolio), as may be revised or supplemented from time to time (the "Prospectus"), relating to the following thirty-one portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

	Institutional Shares	Open Shares	R6 Shares
Equity
Lazard Developing Markets Equity Portfolio ("Developing Markets Portfolio")	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Core Equity Portfolio ("Emerging Markets Core Portfolio")	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Advantage Portfolio ("Emerging Markets Advantage Portfolio")	LEAIX	LEAOX	READX
Lazard Emerging Markets Equity Blend Portfolio ("Emerging Markets Blend Portfolio")	EMBIX	EMBOX	RLEBX
Lazard Emerging Markets Equity Portfolio ("Emerging Markets Portfolio")	LZEMX	LZOEX	RLEMX
Lazard Equity Franchise Portfolio ("Franchise Portfolio")	LZFIX	LZFOX	RLZFX
Lazard Global Equity Select Portfolio ("Global Equity Select Portfolio")	GESIX	GESOX	RLGEX
Lazard Global Listed Infrastructure Portfolio ("Global Listed Infrastructure Portfolio")	GLIFX	GLFOX	RLGLX
Lazard Global Strategic Equity Portfolio ("Global Strategic Portfolio")	LSTIX	LSTOX	RGSTX
Lazard International Quality Growth Portfolio ("International Quality Growth Portfolio")	ICMPX	OCMPX	RCMPX
Lazard International Equity Advantage Portfolio ("International Equity Advantage Portfolio")	IEAIX	IEAOX	RIADX
Lazard International Equity Concentrated Portfolio ("International Equity Concentrated Portfolio")	LCNIX	LCNOX	RICNX
Lazard International Equity Portfolio ("International Equity Portfolio")	LZIEX	LZIOX	RLIEX
Lazard International Equity Select Portfolio ("International Equity Select Portfolio")	LZSIX	LZESX	RLIQX
Lazard International Equity Value Portfolio ("International Equity Value Portfolio")	IEVIX	IEVOX	REIVX
Lazard International Small Cap Equity Portfolio ("International Small Cap Portfolio")	LZISX	LZSMX	RLICX
Lazard International Strategic Equity Portfolio ("International Strategic Portfolio")	LISIX	LISOX	RLITX
Lazard Managed Equity Volatility Portfolio ("Managed Volatility Portfolio")	MEVIX	MEVOX	RMEVX
Lazard US Equity Concentrated Portfolio ("Equity Concentrated Portfolio")	LEVIX	LEVOX	RLUEX

	Institutional Shares	Open Shares	R6 Shares
Lazard US Equity Focus Portfolio ("Equity Focus Portfolio")	LZUSX	LZUOX	RLUSX
Lazard US Realty Equity Portfolio ("Realty Equity Portfolio")	LREIX	LREOX	RLREX
Lazard US Small-Mid Cap Equity Portfolio ("Small-Mid Cap Portfolio")	LZSCX	LZCOX	RLSMX
Lazard US Sustainable Equity Portfolio ("Sustainable Equity Portfolio")	[_____]	[_____]	[_____]

Fixed Income
Lazard Emerging Markets Debt Portfolio ("Emerging Markets Debt Portfolio")	LEDIX	LEDOX	RLEDX
Lazard Global Fixed Income Portfolio ("Global Fixed Income Portfolio")	LZGIX	LZGOX	RLGFX
Lazard US Corporate Income Portfolio ("Corporate Income Portfolio")	LZHYX	LZHOX	RLCIX
Lazard US Short Duration Fixed Income Portfolio ("Short Duration Fixed Income Portfolio")	UMNIX	UMNOX	RLSDX

Multi-Asset
Lazard Global Dynamic Multi-Asset Portfolio ("Dynamic Portfolio")	GDMIX	GDMOX	GDMAX
Lazard Opportunistic Strategies Portfolio ("Opportunistic Strategies Portfolio")	LCAIX	LCAOX	RLCPX
Lazard Real Assets and Pricing Opportunities Portfolio ("Real Assets Portfolio")	RALIX	RALOX	RALYX

Alternatives
Lazard Enhanced Opportunities Portfolio ("Enhanced Opportunities Portfolio")	LEOIX	LEOOX	RLZEX

The US Sustainable Equity Portfolio had not commenced operations as of the date of this Prospectus, so certain information in this SAI is not provided for that Portfolio.

Each Portfolio currently offers Institutional Shares and Open Shares and certain Portfolios offer R6 shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each Class; and the availability of Service Payments (as defined in the Prospectus).

To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number above or go to https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42.

The Fund's most recent Annual Reports and Semi-Annual Reports to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports are incorporated by reference into this SAI.

TABLE OF CONTENTS

Appendix A A-1

Appendix B B-1

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Concentrated, International Equity Concentrated, International Equity Value, Emerging Markets Debt, Realty Equity, Franchise, and Enhanced Opportunities Portfolios, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the "Investment Manager") to each of the Portfolios.

Lazard Asset Management Securities LLC (the "Distributor") is the distributor of each Portfolio's shares.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Recent Market and Economic Developments

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in Wuhan City, Hubei Province, China and has now been detected internationally. The virus, named "SARS-CoV-2" (sometimes referred to as the "coronavirus") and the resulting disease, which is referred to as "COVID-19," has been declared a pandemic by the World Health Organization and has resulted in border closings, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty.

The United States and many other developed and emerging market countries and global debt and equity capital markets have been materially and adversely affected by the impact of, and the significant uncertainty about the future caused by, the pandemic spread of COVID-19. As a result, certain financial institutions as well as the global financial system are experiencing severe economic distress. There have been material and adverse impacts on the broader financial and credit markets and the debt and equity capital for the market as a whole, and certain risks discussed in the Prospectus and elsewhere in this SAI may be exacerbated, such as credit risk, liquidity risk, interest rate risk and the risks of investing in certain sectors. Liquidity for many instruments has been greatly reduced. Many interest rates are very low and in some cases yields are negative, and it is possible that, particularly during periods of low prevailing interest rates, the income from portfolio securities will be reduced. These events have contributed, and may continue to contribute, to severe market volatility, which may adversely impact the Portfolios' net asset values and result in heightened volatility in the performance of the Portfolios' investments. In addition to these events having adverse consequences for the Portfolios and the Portfolios' investments, the operations of the Investment Manager and its affiliates and the Fund's other service providers have been impacted, and may continue to be impacted, perhaps significantly adversely impacted, as a result of the COVID-19 pandemic, such as restrictions on certain business operations, which may have long-term negative impacts on such operations generally or the ability of such operations to remain viable; more limited resources as the result of adverse market conditions that may negatively impact the cash flow and/or profitability of such businesses; quarantine measures and travel restrictions imposed on such entities' personnel based or temporarily located in affected regions; or any related health issues of such entities' personnel.

Some sectors of the economy and individual issuers have experienced particularly large losses. For example, companies in the energy sector, including MLPs and energy infrastructure companies in which certain Portfolios invest, have been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, Congress passed, and President Trump signed, the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act"), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. The Trump administration has signaled that it intends to sign additional legislation in response to COVID-19 in the coming months. In addition, in mid-March 2020 the Federal Reserve cut interest rates, taking the federal funds rate to a range of 0-0.25%, and has promised unlimited and open-ended quantitative easing, including purchases of corporate and municipal government bonds. The Federal Reserve also enacted various programs to support liquidity operations and funding in the financial markets, including massively expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstop for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Federal Reserve also plans to extend credit to small- and medium-sized businesses.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the US and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current US and global economic downturn could adversely impact the Portfolios. The Investment Manager does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the US economy, the securities markets and issuers held by a Portfolio. Fiscal stimulus packages such as the CARES Act serve to further increase the federal budget deficit, which could lead to the downgrading of the long-term sovereign credit rating for the United States. Federal Reserve policy in response to market conditions, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Portfolio's performance or impair a Portfolio's ability to achieve its investment objective. The Investment Manager intends to monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio's investment objective, but there can be no assurance that it will be successful in doing so.

Cybersecurity Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Portfolio's ability to calculate its NAV; impediments to trading for a Portfolio's portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio's holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts ("REITs"). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor.

In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company's senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent convertible capital security (sometimes referred to as "CoCos"). These securities may have loss absorption characteristics that may include downward adjustment of the liquidation value of the security to below the original par value or a mandatory conversion that might relate, for instance, to maintenance of a capital minimum whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible

Securities." In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Portfolio, other than the Realty Equity Portfolio, may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. The Realty Equity Portfolio may invest in warrants as described in the Prospectus.

Initial Public Offerings. An initial public offering ("IPO") is a company's first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed-rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company ("RIC") under the US Internal Revenue Code of 1986, as amended (the "Code"), and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a Portfolio's share price. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P" and together with Moody's, the "Rating Agencies") may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "Lower-Rated Securities" below for a discussion of those securities.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Portfolio's potential price gain in response to falling interest rates, reduce a Portfolio's yield, or cause a Portfolio's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a Portfolio's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase a Portfolio's sensitivity to rising interest rates and its potential for price declines.

US Government Securities. US Government securities are issued or guaranteed by the US Government or its agencies or instrumentalities. US Government securities include bills, notes and bonds issued by the US Department of the Treasury ("Treasury"), which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US Government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the US Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US Government currently provides financial support to such US Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio's share price is guaranteed.

The US Government enjoys the highest credit rating from two of the top three credit rating agencies, Fitch Ratings and Moody's ("AAA" and "Aaa," respectively). On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States from "AAA" to "Aaa," where it has remained since. The value of shares of a Portfolio that invests in US Government obligations may be adversely affected by any future downgrades of the US Government's credit rating.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio's Prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as "high yield" or "junk bonds"), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities' higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio's relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolios will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a

Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value ("NAV") and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio ("Distressed Securities") is speculative and involves significant risks. A Portfolio may make such investments when, among other circumstances, the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Portfolio would receive any interest payments on the Distressed Securities, the Portfolio would be subject to significant uncertainty as to whether the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and/or recover its investment. A Portfolio also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities for a period of time. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. In other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. The interest rate on an inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests. Corporate obligations denominated in US or foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A Portfolio investing in such securities may participate as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

A Portfolio may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by US Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities. Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are complex instruments, subject to credit, prepayment risk and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the US Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the US Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the US Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the US Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term US Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the US Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2017, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, no payments will be made due to net losses incurred by each entity. FNMA and FHLMC paid approximately $278.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). Each entity's projected fourth quarter payment was ultimately decreased due to an agreement entered into with Treasury that modified the dividend provisions of the senior preferred stock. In its 2016 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2017. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2017. However, in the first quarter of 2018, FNMA and FHLMC each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, FNMA and FHLMC each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from Treasury in the amount of $3.7 billion and $0.3 billion, respectively. No assurance can be given that the Federal Reserve or Treasury will ensure that FNMA and FHLMC will be successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant US Government support, have sparked serious debate among federal policymakers regarding the continued role of the US Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

In 2019, FHFA began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS." Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC collateralized mortgage obligation ("CMO") or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

CMOs and Multi-Class Pass-Through Securities. CMOs are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the FHA-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate such the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. The Corporate Income Portfolio and the Short Duration Fixed Income Portfolio each may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs"). See "Certain Material US Federal Income Tax Considerations."

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing ("CMO Residuals").

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities. US municipal securities, the interest on which is, in the opinion of the issuer's counsel at the time of issuance, exempt from regular federal income tax ("Municipal Securities"), are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

The Municipal Securities market is not subject to the same level of regulation as other sectors of the US capital markets due to broad exemptions under the federal securities laws for Municipal Securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of the Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax. Although RICs generally are not subject to the alternative minimum tax, the Code provides that shareholders of a RIC that receive an exempt-interest dividend attributable to income arising from a specified private activity bond will be subject to the alternative minimum tax on their proportionate share of interest attributable to the private activity bonds, in a manner to be prescribed in Treasury regulations; however, as of the date hereof, no regulations implementing this rule have been proposed by Treasury, and it is not known when such regulations are expected to be issued, nor what form such regulations will take.

Certain provisions in the Code, relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid.

Zero Coupon, Pay-In-Kind and Step Up Securities. Zero coupon securities are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Linked Securities. Inflation-linked securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

The periodic adjustment of US inflation-linked securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-linked security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the US Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under US law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in US dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in US dollars), changes in foreign or US laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the US dollar) in which a portfolio security is quoted or denominated relative to the US dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the US dollar also will result in a change in the amount of income available for distribution. If a portion of a Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in US dollars for distribution to shareholders, and therefore the Portfolio will absorb the cost of currency fluctuations. After a Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolio having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the US dollar before such income is distributed as dividends to shareholders, a Portfolio may have to sell portfolio securities to obtain sufficient cash to enable the Portfolio to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced periods of significant volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may reoccur at any time.

Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

From time to time, certain of the companies in which a Portfolio may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the US Government and the United Nations and/or countries identified by the US Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan, and both countries are embargoed countries. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US Government as state sponsors of terrorism. As an investor in such companies, a Portfolio will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by the Office of Foreign Assets Control of Treasury.

In addition, from time to time, certain of the companies in which a Portfolio may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Portfolio would be indirectly subject to those risks.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulation or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region. The US is Canada's and Mexico's largest trading and investment partner, and the Canadian and Mexican economies are significantly affected by developments in the US economy. Since the implementation of the North American Free Trade Agreement ("NAFTA") in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US, including renegotiation of NAFTA and the imposition of tariffs by the US, may have implications for the trade arrangements among the US, Mexico and Canada, which could negatively affect the value of securities held by the Portfolios. On November 30, 2018, the United States-Mexico-Canada Agreement, a new agreement meant to supersede NAFTA, was signed and subsequently ratified by all three countries. Policy and legislative changes in one North American country may have a significant effect on North American markets generally, as well as on the value of certain Portfolio investments.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). On March 29, 2017, the United Kingdom triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the United Kingdom would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force. The EU-UK Withdrawal Agreement means that EU law still has effect in the UK during a transitional period which is expected to last until December 31, 2020 (unless an extension is agreed between the UK and the EU).

The terms of the United Kingdom's exit from the EU are not clear and the shape of the regulatory landscape is not yet defined. As a result, the resulting impact of the UK's withdrawal is uncertain as of the date of this SAI. The effect on the economies of the UK and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

The withdrawal process and the uncertainty concerning the United Kingdom's legal and economic relationship with the EU (as well as political divisions within the UK that have been highlighted by the Brexit referendum) could cause a period of instability and market volatility, and may adversely impact business in the United Kingdom and/or the EU, including with respect to opportunity, pricing, regulation and the tax treatment of any United Kingdom investments. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Fund and its investments.

Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio's investment.

Investing in Japan. Over the last few decades, Japan's economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan's economy, although exports as a percentage of global domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan's economy. The Japanese yen has fluctuated widely at times, and any increase in the yen's value may cause a decline in Japan's exports. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen, and such intervention could cause the value of the yen to fluctuate sharply and unpredictably. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Labor Market. Japan's labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan's pension and public welfare system. Japan's labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan's labor market may, among other consequences, adversely affect Japan's economic competitiveness.

Currency Fluctuations. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan's intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the US dollar will affect the value of these investments held by a Portfolio.

Natural Disasters. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Portfolio's holdings in Japanese securities. Japan also has one of the world's highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan's financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; higher volatility; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio's performance and may adversely affect the liquidity of the Portfolio's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. If a Portfolio does not hedge the US dollar value of securities it owns denominated in currencies that are devalued, the Portfolio's NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Frontier Markets. Certain companies are organized or have their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other than for the purpose of a Portfolio's policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International ("MSCI®") Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio's policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a Portfolio to risks specific to China. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the US or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.

Investments in certain Hong Kong-listed securities may also subject a Portfolio to exposure to Chinese companies. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China (the "PRC"). By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047, although defense and foreign affairs are the responsibility of the central government in Beijing. However, as demonstrated by protests and unrest in Hong Kong in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, political uncertainty continues to exist in Hong Kong, which may have an adverse impact on Hong Kong's economy.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the US. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments.

These securities markets, as compared to US markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. In response to political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia's economy into a recession.

Investing in Central and South America. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the US dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the US dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the US, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region's exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant's national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio's investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led to increased market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have a material adverse effect on individual issuers or related groups of issuers located in or doing substantial business with countries in the Middle East and also could adversely affect securities markets, interest rates, liquidity, credit risk, inflation, deflation and other factors affecting a Portfolio's investments in the Middle East.

Stock Connect. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through Hong Kong Stock Connect Program ("Stock Connect"). Trading in China A-Shares through Stock Connect is subject to certain risks. A Portfolio's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Portfolio may only sell, but not buy, the securities, which may adversely affect the Portfolio's investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio's ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Portfolio will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a Portfolio from investing in China A-Shares on a timely basis, which could affect the Portfolio's ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a Portfolio intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the Portfolio's participant broker before the market opens. As a result, the Portfolio may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong (the "SEHK") are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a Portfolio to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect launched on November 17, 2014. Therefore, trading through Stock Connect is subject to trading, clearance and settlement procedures that may continue to develop as the program matures, which could pose risks to a Portfolio. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change.

Stock Connect regulations provide that investors, such as a Portfolio, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors. While a Portfolio's ownership of China A-Shares will be reflected on the books of the custodian's records, a Portfolio will only have beneficial rights in such A-Shares. The precise nature and rights of the Portfolio as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a Portfolio under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the Portfolio as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a Portfolio will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC ("Bond Connect"). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio's investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH")). A Portfolio's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a Portfolio's Hong Kong sub-custodian. Therefore, a Portfolio's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the Portfolio's rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio's Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Portfolio's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns for shareholder.

Depositary Receipts. Securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), European Depositary Receipts and European Depositary Shares (collectively, "EDRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the US securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of foreign issuers that are represented by ADRs or that are listed on a US securities exchange or traded in the US over-the-counter markets are not subject to many of the considerations and risks discussed in the Prospectus and this SAI that apply to foreign securities traded and held abroad. A US dollar investment in ADRs or shares of foreign issuers traded on US exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than prices of US debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to "Brady Bonds" (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts and Other Realty Companies and Real Estate Investments

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio's investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Risks of investments in Realty Companies and Real Estate Investments (each as defined in the Prospectus) include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Companies and Real Estate Investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

In addition, there are risks associated with investments in particular types of Realty Companies and Real Estate Investments:

Retail Properties. Retail properties are affected by the overall health of the applicable sector of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs, which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including: rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates and availability of credit.

Gaming. The risks of gaming businesses include, among other things, state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurants. The risks of restaurant businesses are that they are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and, in some instances, risks similar to those of the lodging and hotel properties.

Insurance Issues. Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

Financing and Credit. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Financial Leverage. Real estate-related companies may be highly leveraged, and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such company.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio's investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a REIT's borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Investments in Specific Market Sectors

Natural Resources. Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation. Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Utilities. Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Infrastructure. Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation. The securities of companies in the technology sector may experience more price volatility than securities of companies in other sectors.

Financials. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Portfolio to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. A Portfolio may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Portfolio's assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Consumer Discretionary. The value of companies in the consumer discretionary sector, which manufacture products and provide discretionary services directly to consumers, is tied closely to the performance of the overall US and international economies, interest rates, currency exchange rates and consumer confidence. Success depends heavily on disposable household income and consumer spending. As a result, the consumer discretionary sector encompasses those companies that tend to be the most sensitive to economic cycles. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on profitability. Changes in demographics, social trends and consumer preferences also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Under the 1940 Act, a Portfolio's investment in securities issued by investment companies, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Portfolio's total assets with respect to any one investment company and (3) 10% of the Portfolio's total assets in the aggregate (such limits do not apply to investments in money market funds).

Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the Securities and Exchange Commission (the "SEC"), may allow a Portfolio to invest in another investment company in excess of (1), (2) or (3) described in the preceding paragraph.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, a Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio's status as a "diversified company" under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Opportunistic Strategies Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds' portfolios of investments. However, the Opportunistic Strategies Portfolio does not intend to limit its investments to Underlying Funds that are "diversified companies" or to otherwise monitor the diversification of the Underlying Funds' investments.

The Small-Mid Cap Portfolio may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

With respect to a Portfolio's investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the Portfolio may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Investment Manager to vote the Portfolio's ETF shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.

Exchange-Traded Notes. Exchange-traded notes ("ETNs") are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships

Although master limited partnership ("MLP") investments may take many forms, a portfolio investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for US federal income tax purposes and whose interests or "units" are traded on securities exchanges like shares of corporate stock. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies ("LLCs") may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

A Portfolio's investments in MLPs is anticipated to consist primarily of "qualified publicly traded partnerships" that do not generate non-qualifying income for the purposes of satisfying the Portfolio's "gross income test," as further discussed in "Certain Material US Federal Income Tax Considerations" below.

LIBOR Rate Risk

Many debt securities, derivatives and other financial instruments, including some of the Portfolios' investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England.

In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 1/2 year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Small-Mid Cap and International Small Cap Portfolios) of the value of its net assets in illiquid securities, provided such investments are consistent with the Portfolio's investment objective. These securities, which are securities that a Portfolio reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded derivatives and securities used to cover such derivatives. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except the Small-Mid Cap Portfolio), US Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations ("Money Market Instruments"). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and certain Portfolios may invest in Money Market Instruments as part of their investment strategies as described in the Prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker's acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations. Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal

Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio's policy with respect to illiquid investments unless, in the judgment of the Fund, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act (except as provided below), which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Such borrowings are generally limited to borrowing from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. If borrowings exceed 33⅓% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays).

In addition, each Portfolio other than the Small-Mid Cap Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act. Money borrowed will be subject to interest costs. See "Borrowing Money for Leverage" below.

Borrowing Money for Leverage (All Portfolios, except the Small-Mid Cap Portfolio). Buying securities using borrowed money exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio's total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

Lending Portfolio Securities

Portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, US Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

The Portfolios did not engage in any securities lending activity during the most recent fiscal year.

Derivatives (All Portfolios, except the Small-Mid Cap Portfolio)

Derivatives, such as options, futures contracts, options on futures contracts and swap agreements, may be entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Portfolio, except the Real Assets Portfolio, is operated by the Investment Manager in reliance on an exclusion, granted to operators of registered investment companies such as the Portfolios, from registration as a "commodity pool operator" ("CPO"), with respect to the Portfolio, under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Portfolios, except the Real Assets Portfolio, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Investment Manager continues to claim the exclusion from the definition of CPO with respect to such Portfolios. In order for the Investment Manager to be eligible to continue to claim this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the "CFTC")), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Portfolio's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio's direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio's investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the

Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager, on behalf of the relevant Portfolios, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The Investment Manager does not claim an exclusion from the definition of CPO with respect to the Real Assets Portfolio or the Subsidiary (as defined below) and, as a result, those entities are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Investment Manager has registered as a CPO, with respect to the Real Assets Portfolio and the Subsidiary, with the National Futures Association (the "NFA") and operates those entities in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. The CFTC has adopted rules (the "Harmonization Rules") with respect to the compliance obligations of advisers that operate registered investment companies subject to CEA regulation, such as the Real Assets Portfolio. Under the Harmonization Rules, the Investment Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Real Assets Portfolio by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Real Assets Portfolio Prospectus.

If a Portfolio, except the Real Assets Portfolio, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Investment Manager would withdraw its exclusion from the definition of CPO with respect to the Portfolio and the Investment Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that Portfolio, in addition to all applicable SEC regulations.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Portfolio's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a "non-deliverable" forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligation (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

Future rules and regulations of the SEC may impact the Portfolio's operations as described in the Prospectus or this SAI.

Futures Contracts—In General. Futures contracts may be entered into in US domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although a Portfolio would intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General. A call option gives the purchaser of the option the right to buy, and obligates the buyer (writer) to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices may be bought and sold on national securities exchanges or in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio's portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio's ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio's written call options on individual stocks will be "covered" because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will "cover" its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are "at-the-money" (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), "close-to-the-money" (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), "out-of-the-money" (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or "in-the-money" (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

The purchase or sale of call and put options on foreign currencies convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security or basket of securities (an equity or total return swap), at a particular interest rate, in a particular foreign currency, or in a particular index. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the "embedded index"). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a Portfolio's ability to dispose of such securities when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio and calculating its NAV.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus.

Foreign Currency Transactions (All Portfolios, except the Small-Mid Cap Portfolio)

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the US dollar.

Currency hedging may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Manager anticipates. There is no assurance that a Portfolio's currency hedging activities will be advantageous to the Portfolio or that the Investment Manager will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Portfolio may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a Portfolio to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Portfolio to maintain its status as a RIC under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling (All Portfolios, except the Small-Mid Cap and International Small Cap Portfolios)

A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price.

A Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (b) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Forward Commitments

Purchasing or selling debt securities on a forward commitment, when-issued or delayed delivery basis means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio's purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio's financial exposure to the types of securities in which it invests, which would increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Subsidiary (Real Assets Portfolio only)

The Portfolio has established and may invest in Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a company organized under the laws of the Cayman Islands, whose registered office is located at Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, which is wholly-owned and controlled by Real Assets Portfolio (the "Subsidiary"), to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. The Subsidiary invests principally in commodity futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary must comply with the 1940 Act asset coverage requirements with respect to its investments in commodity-related securities that apply to the Portfolio's transactions in these instruments. By investing in such a subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary's commodity-related securities and other instruments. The Portfolio may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by the Investment Manager and has the same investment objective as the Portfolio.

The custodian of the Subsidiary's assets is State Street Bank and Trust Company ("State Street"). The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary's investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary's assets held in custody and receives certain securities transaction charges.

Smaller Company Securities

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

INVESTMENT RESTRICTIONS

Portfolios Other Than the Realty Equity Portfolio

Each Portfolio other than the Realty Equity Portfolio (except as noted) has adopted the investment restrictions below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

1. All Portfolios except Dynamic, Global Listed Infrastructure, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

2. Dynamic, Global Listed Infrastructure, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of Global Listed Infrastructure, International Small Cap and Dynamic Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing.

3. Dynamic, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell commodities or commodity contracts (except that the Dynamic and International Small Cap Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and the Dynamic Portfolio may purchase or sell foreign currency forward exchange contracts).

4. Dynamic, Global Listed Infrastructure, International Small Cap, International Strategic and Small-Mid Cap Portfolios. The Portfolios may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

5. International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not make short sales of securities.

6. International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not invest in illiquid securities as defined in "Investments, Investment Techniques and Risks—Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolios' net assets, taken at market value, would be invested in such securities.

7. Small-Mid Cap Portfolio. The Portfolio may not purchase securities of other investment companies, except (A) in connection with a merger, consolidation, acquisition or reorganization; and (B) in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets.

8. All Portfolios. The Portfolios may not make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies.

9. All Portfolios. The Portfolios may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the US Government, its agencies or instrumentalities.

10. Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein.

11. All Portfolios except Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and also may purchase and sell securities that are secured by real estate.

12. Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs.

13. All Portfolios. The Portfolios may not underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting.

14. Small-Mid Cap and International Equity Portfolios. The Portfolios may not make investments for the purpose of exercising control or management.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. For purposes of Investment Restriction Nos. 1 and 3, references to "commodities" and "commodity contracts" are to physical commodities or commodity contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities. For purposes of Investment Restriction No. 9, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions.

Realty Equity Portfolio

The Realty Equity Portfolio has adopted investment restrictions below as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

1. The Portfolio may not issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments.

2. The Portfolio may not purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

3. The Portfolio may not underwrite the securities of other issuers (except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act).

4. The Portfolio may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

5. The Portfolio may not make loans of money (except for the lending of portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements).

6. The Portfolio may not invest in the securities of any one industry if as a result, more than 25% of the Portfolio's total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities; and (b) the Portfolio shall invest more than 25% of its total assets in securities of Realty Companies to the extent disclosed in the Portfolio's Prospectus and this SAI.

MANAGEMENT

Board's Oversight Role; Board Composition and Structure

The role of the Fund's Board of Directors (the "Board" or "Directors") in the management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund's and the Investment Manager's Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board's Audit Committee (which consists of all of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors")) meets during its scheduled meetings with, and between meetings has access to, the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board's oversight role does not make the Board a guarantor of the Portfolios' investments or activities.

The 1940 Act requires that at least 40% of the Fund's Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund's Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board's oversight role in management of the Fund.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors' experience, qualifications, attributes or skills.

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
Cornell Law School, Adjunct Professor (2013 – present)
The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)
University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (69 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)
Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(3):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director Investment Manager, General Counsel (2002 – April 2017)

(1) The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

(2) Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company and Lazard Global Total Return and Income Fund, Inc., a closed-end registered management investment company (collectively with the Fund, the "Lazard Fund Complex," currently comprised of [36] active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3) Messrs. Bhutani and Paul are "interested persons" (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

▪ Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

▪ Franci J. Blassberg is a Retired Partner and Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. Ms. Blassberg currently teaches at Cornell Law School and taught at the Buchmann Faculty of Law, Tel Aviv University in 2019. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

▪ Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

▪ Nancy A. Eckl has over 30 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

▪ Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

▪ Nathan A. Paul is currently the Chief Business Officer and a Managing Director of LAM. Mr. Paul joined LAM in 2000 and served as General Counsel from 2002 to April 2017, after which he became Chief Business Officer. Previously, he was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Paul also serves on the boards of several non-profit organizations. Mr. Paul received a BA from Yeshiva University and a JD from Benjamin N. Cardozo School of Law.

▪ Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Hayden Stone. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

▪ Robert M. Solmson is the Co-Managing Partner and Managing Director of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund's officers (in addition to Mr. Paul).

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Mark R. Anderson (1970)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel of the Investment Manager (since April 2017)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Shari L. Soloway (1981)	Assistant Secretary (November 2015)

Head of Legal, North America, of the Investment Manager (since December 2018)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (2014 – March 2018)

Cesar A. Trelles (1975) Christina Kennedy (1990)	Assistant Treasurer (December 2004) Assistant Treasurer (May 2020)

Vice President of the Investment Manager

Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers (August 2013 – July 2016)

(1) The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Independent Directors.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements and (2) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund's independent registered public accounting firm.

While the nominating committee is solely responsible for the selection and nomination of the Fund's Directors, the nominating committee may consider nominations for the office of Director made by the Fund's current Directors, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met five times during the fiscal year ended December 31, 2019.

The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2019.

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson

Equity Concentrated Portfolio	Over $100,000	None	None	$10,001-$50,000	None	None	None	None
Equity Focus Portfolio	None	None	None	$10,001-$50,000	None	None	None	None
Small-Mid Cap Portfolio	None	None	None	None	None	None	None	None
International Equity Portfolio	Over $100,000	None	None	$10,001-$50,000	None	None	None	None
International Equity Advantage Portfolio	None	None	None	None	None	None	None	None
International Equity Concentrated Portfolio	None	None	None	None	None	None	None	None
International Quality Growth Portfolio	None	$10,001 - $50,000	$10,001 - $50,000	None	$10,001 - $50,000	None	$50,001 - $100,000	$10,001 - $50,000
International Equity Value Portfolio	None	None	None	None	None	None	None	None
International Equity Select Portfolio	None	None	None	None	None	None	None	None
International Strategic Portfolio	Over $100,000	None	None	None	None	None	None	None
International Small Cap Portfolio	None	None	None	None	None	None	None	None
Global Equity Select Portfolio	None	None	None	None	None	None	None	None
Managed Volatility Portfolio	None	None	None	None	None	None	None	None
Global Strategic Portfolio	None	None	None	None	None	None	None	None
Franchise Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Core Portfolio	Over $100,000	None	None	None	None	None	None	None
Emerging Markets Portfolio	None	None	None	$10,001-$50,000	None	None	None	None
Emerging Markets Advantage Portfolio	None	None	None	None	None	None	None	None
Developing Markets Portfolio	None	None	None	None	None	None	None	None

Portfolio	Ashish Bhutani*	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Nathan A. Paul*	Richard Reiss, Jr.	Robert M. Solmson
Emerging Markets Blend Portfolio	None	None	None	None	None	None	None	None
Emerging Markets Debt Portfolio	None	None	None	None	None	Over $100,000	None	None
Corporate Income Portfolio	None	None	None	None	None	$50,001-$100,000	None	None
Short Duration Fixed Income Portfolio	None	None	None	None	None	None	None	None
Global Fixed Income Portfolio	None	None	None	None	None	$50,001 - $100,000	None	None
Global Listed Infrastructure Portfolio	Over $100,000	None	None	None	None	None	None	None
Realty Equity Portfolio	Over $100,000	None	None	None	None	None	None	None
Real Assets Portfolio	None	None	None	None	None	None	None	None
Enhanced Opportunities Portfolio	None	None	None	None	None	None	None	None
Opportunistic Strategies Portfolio	None	None	None	None	None	None	None	None
Dynamic Portfolio	None	None	None	None	None	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	Over $100,000	$50,001 - $100,000	$10,001 - $50,000

* A portion of Portfolio shares shown as owned by the Director may consist of shares the Director has purchased under the deferred compensation arrangement described below under "—Portfolio Managers—Compensation for Portfolio Managers."

As of the date of this SAI, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2019, none of the Independent Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Effective January 1, 2020, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, Richard Reiss, Jr. and (3) an additional annual fee of $23,500 to the Audit Committee Chair, Nancy A. Eckl. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2019 by the Fund and by the funds in the Lazard Fund Complex (comprised of 35 active investment portfolios as of December 31, 2019), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex
Ashish Bhutani*	None	None
Franci J. Blassberg	$217,964	$232,000
Kenneth S. Davidson	$217,964	$232,000
Nancy A. Eckl**	$239,572	$255,000
Trevor W. Morrison	$217,964	$232,000
Nathan A. Paul*	None	None
Richard Reiss, Jr.***	$248,967	$265,000
Robert M. Solmson	$217,964	$232,000

______________

*  Interested Director.

**  Audit Committee Chair.

***  Lead Independent Director.

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

4. Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5. The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6. A Portfolio's portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio's and such Similar Accounts' investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Enhanced Opportunities Portfolio, it may be seen as harmful to the performance of any Portfolios investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8. Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager's decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios' service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio's portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Michael A. Bennett#	16 (16.2 billion)	12 (2.8 billion)	202 (25.9 billion)
Frank Bianco#	11 (239.4 million)	25 (1.0 billion)	9 (167.3 million)
Christopher H. Blake#	4 (1.5 billion)	5 (655.3 million)	108 (6.4 billion)
Thomas Boyle	2 (670.6 million)	9 (813.9 million)	10 (1.0 billion)
Daniel Breslin#	2 (182.5 million)	1 (13.5 million)	9 (341.5 million)
Rohit Chopra#	9 (10.1 billion)	13 (5.8 billion)	57 (11.2 billion)
Jeffrey Clarke	1 (300.7 million)	N/A	N/A
Bertrand Cliquet#	6 (8.3 billion)	11 (5.1 billion)	19 (4.1 billion)
Jared Daniels	3 (76.3 million)	9 (510.0 million)	14 (1.9 billion)
Michael DeBernardis#	2 (182.5 million)	7 (1.8 billion)	12 (713.2 million)
James M. Donald#	14 (14.6 billion)	14 (6.5 billion)	126 (16.0 billion)
Giles Edwards#	12 (9.6 billion)	8 (2.0 billion)	161 (18.1 billion)
Martin Flood#***	[_____]	[_____]	[_____]
Louis Florentin-Lee	9 (21.1 billion)	9 (2.2 billion)	112 (5.5 billion)
Michael G. Fry#	12 (9.6 billion)	8 (2.0 billion)	161 (18.1 billion)
Peter Gillespie#	4 (660.3 million)	7 (411.6 million)	13 (3.9 billion)
George Grimbilas	2 (126.8 million)	2 (369.6 million)	135 (4.2 billion)
Christopher Hartung	2 (47.2 million)	N/A	5 (46.0 million)
Alex Ingham	2 (70.7 million)	10 (2.9 billion)	6 (437.7 million)
Taras Ivanenko#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
Jai Jacob#	1 (83.8 million)	8 (60.8 million)	159 (539.4 million)
Robin O. Jones#	6 (6.6 billion)	6 (878.2 million)	46 (8.2 billion)
Arif T. Joshi#	2 (91.6 million)	28 (5.5 billion)	31 (8.5 billion)
Erianna Khusainova**	N/A	N/A	N/A
Jessica Kittay***	[_____]	[_____]	[_____]
Yvette Klevan#	3 (76.3 million)	9 (510.0 million)	14 (1.9 billion)
Andrew D. Lacey#***	[_____]	[_____]	[_____]
Alex Lai#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
Matthew Landy#	6 (8.3 billion)	11 (5.1 billion)	19 (4.1 billion)
Jay P. Leupp	2 (47.2 million)	N/A	5 (46.0 million)
Mark Little#	6 (6.6 billion)	6 (878.2 million)	46 (8.2 billion)
Ciprian Marin#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
Stephen Marra	1 (83.8 million)	8 (60.8 million)	159 (539.4 million)
Kevin J. Matthews#	12 (9.6 billion)	8 (2.0 billion)	161 (18.1 billion)
Thomas McManus	1 (83.8 million)	8 (60.8 million)	157 (301.8 million)
Paul Moghtader#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
John Mulquiney#	6 (8.3 billion)	11 (5.1 billion)	19 (4.1 billion)
Kevin O'Hare#	4 (660.3 million)	7 (411.6 million)	15 (4.1 billion)
Michael Powers#	15 (9.8 billion)	8 (2.0 billion)	161 (18.1 billion)
Eulogio (Joe) Ramos	3 (427.5 million)	3 (388.6 million)	137 (4.3 billion)

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
John R. Reinsberg#	15 (11.9 billion)	13 (2.1 billion)	82 (15.6 billion)
Sean Reynolds#	11 (239.4 million)	25 (1.0 billion)	9 (167.3 billion)
Warryn Robertson#	6 (8.3 billion)	14 (5.3 billion)	34 (9.3 billion)
Mark Rooney#	1 (13.3 million)	4 (263.1 million)	N/A
Edward Rosenfeld#	1 (57.5 million)	11 (2.5 billion)	8 (1.3 billion)
Stephen Russell	2 (670.6 million)	9 (814.0 million)	10 (1.0 billion)
Craig Scholl#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
H. Ross Seiden#***	[_____]	[_____]	[_____]
John R. Senesac Jr.	2 (126.8 million)	2 (369.6 million)	137 (4.3 billion)
Monika Shrestha#	9 (10.1 billion)	13 (5.8 billion)	57 (11.2 billion)
Denise S. Simon#	2 (91.6 million)	28 (5.5 billion)	31 (8.5 billion)
Ronald Temple#***	[_____]	[_____]	[_____]
Kim Tilley#	1 (83.8 million)	8 (60.8 million)	157 (301.8 million)
Erik Van Der Sande#	1 (13.3 million)	4 (263.1 million)	N/A
Jason Williams#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
Susanne Willumsen#	12 (4.5 billion)	27 (2.8 billion)	55 (11.3 billion)
Barnaby Wilson#	6 (226.8 million)	9 (1.7 billion)	36 (3.6 billion)

* As of December 31, 2019.

** Because Ms. Khusainova joined the portfolio management team in May 2020, her information is presented as of January 31, 2020.

*** As of May 31, 2020.

#  None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1) Portfolio managers Bennett, Edwards, Fry, Matthews and Powers manage one other account with assets under management of approximately $123.4 million and one registered investment company with assets under management of approximately $4.2 billion.

(2) Portfolio managers Bianco and Reynolds manage thirteen other pooled investment vehicles with assets under management of approximately $862.4 million and seven other accounts with assets under management of approximately $167.3 million

(3) Portfolio manager Blake manages one other account with assets under management of approximately $227.9 million.

(4) Portfolio managers Breslin and DeBernardis manage one other account with assets under management of approximately $127.5 million.

(5) Portfolio manager Chopra manages one other account with assets under management of approximately $610.3 million.

(6) Portfolio managers Cliquet, Landy and Mulquiney manage two other accounts with assets under management of approximately $326.9 million.

(7) Portfolio managers Daniels and Klevan manage one other account with assets under management of approximately $70.5 million.

(8) Portfolio manager Donald manages one other account with assets under management of approximately $610.3 million and one registered investment company with assets under management of approximately $4.2 billion.

(9) Portfolio manager Flood manages [___].

(10) Portfolio manager Florentin-Lee manages two registered investment companies with approximately $18.1 billion.

(11) Portfolio managers Gillespie and O'Hare manage one other account with assets under management of approximately $2.8 billion.

(12) Portfolio managers Ivanenko, Lai, Marin, Moghtader, Scholl, Williams and Willumsen manage seven other accounts with assets under management of approximately $7.5 billion.

(13) Portfolio managers Jacob, Khusainova, Marra, McManus and Tilley manage one other account with assets under management of approximately $56,000.

(14) Portfolio managers Jones, Little and Wilson manage one other account with assets under management of approximately $320.5 million.

(15) Portfolio managers Joshi and Simon manage six other pooled investment vehicles with assets under management of approximately $1.3 billion and six other accounts with assets under management of approximately $4.2 billion.

(16) Portfolio managers Lacey, Seiden and Temple manage [_____].

(17) Portfolio manager Reinsberg manages two other accounts with assets under management of approximately $443.9 million.

(18) Portfolio manager Robertson manages four other accounts with assets under management of approximately $2.0 billion.

(19) Portfolio managers Rooney and Van Der Sande manage two other pooled investment vehicles with assets under management of approximately $24.4 million.

(20) Portfolio manager Rosenfeld manages one other pooled investment vehicle with assets under management of approximately $126.0 million and one other account with assets under management of approximately $266.1 million.

(21) Portfolio manager Shrestha manages one other account with assets under management of approximately $610.3 million.

## Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios or investment products (e.g., employees' securities companies, non-US mutual funds or UCITS) that pursue substantially identical investment strategies as the Portfolios ("Other Accounts"), in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Ownership of Securities. As of December 31, 2019, the portfolio managers owned beneficially interests in the Portfolios and Other Accounts as noted below.

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy

Equity Concentrated Portfolio
Christopher H. Blake	Over $1,000,000	Over $1,000,000	Over $1,000,000
Martin Flood	$100,001 - $500,000	$100,001 - $500,000	$500,001 - $1,000,000

Equity Focus Portfolio
H. Ross Seiden	$100,001 - $500,000	None	$100,001 - $500,000
Andrew D. Lacey	Over $1,000,000	None	Over $1,000,000
Martin Flood	$50,001 - $100,000	None	$50,001 - $100,000
Ronald Temple	$100,001 - $500,000	None	$100,001 - $500,000

Sustainable Equity Portfolio
H. Ross Seiden****	None	[____]	[____]
Andrew D. Lacey****	None	[____]	[____]
Martin Flood****	None	[____]	[____]
Ronald Temple****	None	[____]	[____]
Jessica Kittay****	None	[____]	[____]

Small-Mid Cap Portfolio
Daniel Breslin	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Michael DeBernardis	$100,001 - $500,000	None	$100,001 - $500,000
Martin Flood	$10,001 - $50,000	None	$10,001 - $50,000

International Equity Portfolio
Michael G. Fry	None	None	None
Michael A. Bennett	$100,001 - $500,000	None	$100,001 - $500,000
Kevin J. Matthews	None	None	None
Michael Powers	$10,001 - $50,000	None	$10,001 - $50,000
John R. Reinsberg	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Giles Edwards	None	None	None

International Equity Advantage Portfolio
Paul Moghtader	None	None	None
Taras Ivanenko	$10,001 - $50,000	None	$10,001 - $50,000
Alex Lai	$10,001 - $50,000	None	$10,001 - $50,000
Ciprian Marin	None	None	None
Craig Scholl	$100,001 - $500,000	None	$100,001 - $500,000
Jason Williams	None	None	None
Susanne Willumsen	None	None	None

International Equity Concentrated Portfolio
Kevin J. Matthews	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Michael A. Bennett	None	None	None
Michael G. Fry	None	None	None
Michael Powers	$1 - $10,000	None	$1 - $10,000
John R. Reinsberg	$50,001 - $100,000	None	$50,001 - $100,000
Giles Edwards	None	None	None

International Quality Growth Portfolio
Louis Florentin-Lee	None	None	None
Barnaby Wilson	None	None	None
Mark Little	None	None	None

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy

Robin O. Jones	None	None	None

International Equity Value Portfolio
Mark Rooney	$50,001 - $100,000	None	$50,001 - $100,000
Erik Van Der Sande	$10,001 - $50,000	None	$10,001 - $50,000

International Equity Select Portfolio
Michael A. Bennett	$100,001 - $500,000	None	$100,001 - $500,000
James M. Donald	None	None	None
Michael G. Fry	None	None	None
Kevin J. Matthews	None	None	None
Michael Powers	$1 - $10,000	None	$1 - $10,000
John R. Reinsberg	$50,001 - $100,000	None	$50,001 - $100,000
Giles Edwards	None	None	None

International Strategic Portfolio
Michael A. Bennett	$100,001 - $500,000	None	$100,001 - $500,000
Robin O. Jones	None	None	None
Mark Little	$50,001 - $100,000	None	$50,001 - $100,000
John R. Reinsberg	Over $1,000,000	None	Over $1,000,000

International Small Cap Portfolio
Alex Ingham	$10,001 - $50,000	None	$10,001 - $50,000
John R. Reinsberg	$100,001 - $500,000	None	$100,001 - $500,000
Edward Rosenfeld	$1 - $10,000	None	$1 - $10,000

Global Equity Select Portfolio
Louis Florentin-Lee	None	$500,001 - $1,000,000	$500,001 - $1,000,000
Barnaby Wilson	None	$100,001 - $500,000	$100,001 - $500,000
Andrew D. Lacey	Over $1,000,000	None	Over $1,000,000
Martin Flood	$50,001 - $100,000	None	$50,001 - $100,000
Jessica Kittay*	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000
Ronald Temple	Over $1,000,000	$50,001 - $100,000	Over $1,000,000

Managed Volatility Portfolio
Alex Lai	$50,001 - $100,000	None	$50,001 - $100,000
Paul Moghtader	$100,001 - $500,000	None	$100,001 - $500,000
Taras Ivanenko	$50,001 - $100,000	None	$50,001 - $100,000
Ciprian Marin	None	$100,001 - $500,000	$100,001 - $500,000
Craig Scholl	None	None	$100,001 - $500,000
Jason Williams	None	None	None
Susanne Willumsen	None	$100,001 - $500,000	$100,001 - $500,000

Global Strategic Portfolio
Robin O. Jones	None	Over $1,000,000	Over $1,000,000
Mark Little	None	$500,001 - $1,000,000	$500,001 - $1,000,000
John R. Reinsberg	$50,001 - $100,000	None	$50,001 - $100,000
Barnaby Wilson	None	$100,001 - $500,000	$100,001 - $500,000

Franchise Portfolio
Bertrand Cliquet	None	Over $1,000,000	Over $1,000,000
Matthew Landy	Over $1,000,000	None	Over $1,000,000
John Mulquiney	None	Over $1,000,000	Over $1,000,000

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy

Warryn Robertson	None	Over $1,000,000	Over $1,000,000

Emerging Markets Core Portfolio
Thomas Boyle	$100,001 - $500,000	None	$100,001 - $500,000
Stephen Russell	$100,001 - $500,000	None	$100,001 - $500,000

Emerging Markets Portfolio
James M. Donald	Over $1,000,000	None	Over $1,000,000
Rohit Chopra	$500,001 - $1,000,000	$100,001 - $500,000	$500,001 - $1,000,000
John R. Reinsberg	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Monika Shrestha	$100,001 - $500,000	$50,001 - $100,000	$100,001 - $500,000

Emerging Markets Advantage Portfolio
Alex Lai	$10,001 - $50,000	None	$10,001 - $50,000
Paul Moghtader	None	None	None
Taras Ivanenko	$10,001 - $50,000	None	$10,001 - $50,000
Ciprian Marin	None	None	None
Craig Scholl	$100,001 - $500,000	None	$100,001 - $500,000
Jason Williams	None	None	None
Susanne Willumsen	None	None	None

Developing Markets Portfolio
James M. Donald	None	None	None
Peter Gillespie	Over $1,000,000	None	Over $1,000,000
Kevin O'Hare	$500,001 - $1,000,000	None	$500,001 - $1,000,000
John R. Reinsberg	$100,001 - $500,000	None	$100,001 - $500,000

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000	None	Over $1,000,000
Jai Jacob	$100,001 - $500,000	None	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000	None	$10,001 - $50,000
Kim Tilley***	None	None	None
Erianna Khusainova***	None	None	None

Emerging Markets Debt Portfolio
Arif T. Joshi	$100,001 - $500,000	None	$100,001 - $500,000
Denise S. Simon	$100,001 - $500,000	None	$100,001 - $500,000

Corporate Income Portfolio
Jeffrey Clarke	$1 - $10,000	None	$1 - $10,000
Eulogio Ramos	$100,001 - $500,000	None	$100,001 - $500,000

Short Duration Fixed Income
Eulogio Ramos	$100,001 - $500,000	None	$100,001 - $500,000
John R. Senesac, Jr.	$50,001 - $100,000	None	$50,001 - $100,000
George Grimbilas	$50,001 - $100,000	None	$50,001 - $100,000

Global Fixed Income Portfolio
Jared Daniels	$100,001 - $500,000	None	$100,001 - $500,000
Yvette Klevan	$100,001 - $500,000	None	$100,001 - $500,000

Global Listed Infrastructure Portfolio
Bertrand Cliquet	None	$1 - $10,000	$1 - $10,000

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Account Shares*	Aggregate Market Value in Strategy

Matthew Landy	$100,001 - $500,000	None	$100,001 - $500,000
John Mulquiney	None	None	None
Warryn Robertson	None	$100,001 - $500,000	$100,001 - $500,000

Realty Equity Portfolio
Jay P. Leupp	$10,001 - $50,000	None	$10,001 - $50,000
Christopher Hartung	Over $1,000,000	None	Over $1,000,000

Real Assets Portfolio
Jai Jacob	$10,001 - $50,000	None	$10,001 - $50,000
Stephen Marra	$1 - $10,000	None	$1 - $10,000
Kim Tilley***	None	None	None

Enhanced Opportunities Portfolio
Sean Reynolds	Over $1,000,000	None	Over $1,000,000
Frank Bianco	$100,001 - $500,000	None	$100,001 - $500,000

Opportunistic Strategies Portfolio
Jai Jacob	$100,001 - $500,000	None	$100,001 - $500,000
Stephen Marra	$1 - $10,000	None	$1 - $10,000
Thomas McManus	None	None	None
Kim Tilley	$10,001 - $50,000	None	$10,001 - $50,000

Dynamic Portfolio
Jai Jacob	$500,001 - $1,000,000	None	$500,001 - $1,000,000
Stephen Marra	$100,001 - $500,000	None	$100,001 - $500,000
Kim Tilley***	$10,001 - $50,000	None	$10,001 - $50,000

*  A portion of Portfolio or Other Account shares shown as owned by a portfolio manager may consist of shares the portfolio manager has purchased under the deferred compensation arrangement described above under "—Compensation for Portfolio Managers."

**  Because Ms. Kittay joined the Global Equity Select portfolio management team in March 2020, her information is as of January 31, 2020.

***  Because Ms. Tilley and Ms. Khusainova joined the portfolio management team in May 2020, their information is presented as of January 31, 2020.

**** As of May 31, 2020.

Investment Manager and Investment Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, "Lazard"), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios' investments and assists in the overall management of the Fund's affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio's average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of "Acquired Funds" (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses. In addition, until May 1, 2021, to the extent the "Total Annual Fund Operating Expenses" (as used in Form N-1A) of the R6 shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio's Institutional shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio's assets), LAM will bear the expenses of the R6 shares in the amount of such excess.

For the fiscal years ended December 31, 2017, 2018 and 2019, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2017	Fee Payable For Fiscal Year Ended December 31, 2018	Fee Payable For Fiscal Year Ended December 31, 2019

Equity Concentrated Portfolio	$10,957,784	$10,728,742	$8,944,805
Equity Focus Portfolio	$593,365	$562,996	$463,104
Small-Mid Cap Portfolio	$1,565,637	$1,401,317	$941,152
International Equity Portfolio	$25,806,473	$24,456,354	$20,516,587
International Equity Advantage Portfolio	$15,577	$16,421	$15,297
International Equity Concentrated Portfolio	$418,598	$606,717	$644,991
International Quality Growth Portfolio	—	—	$26,029
International Equity Value Portfolio	—	$32,058	$172,799
International Equity Select Portfolio	$341,063	$582,470	$643,439
International Strategic Portfolio	$51,770,377	$50,780,330	$46,352,331
International Small Cap Portfolio	$602,868	$563,046	$429,653
Global Equity Select Portfolio	$349,158	$540,293	$561,854
Managed Volatility Portfolio	$19,884	$114,695	$155,606
Global Strategic Portfolio	$128,414	$23,255	$22,651
Franchise Portfolio	$10,681	$64,826	$227,964
Emerging Markets Core Portfolio	$1,706,514	$2,640,091	$2,189,410
Emerging Markets Portfolio	$129,393,062	$114,914,746	$85,027,550
Emerging Markets Advantage Portfolio	$32,472	$36,531	$76,139
Developing Markets Portfolio	$2,401,607	$2,747,387	$2,377,675

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2017	Fee Payable For Fiscal Year Ended December 31, 2018	Fee Payable For Fiscal Year Ended December 31, 2019
Emerging Markets Blend Portfolio	$3,514,056	$3,624,355	$1,928,710
Emerging Markets Debt Portfolio	$2,064,342	$1,868,732	$1,136,232
Corporate Income Portfolio	$1,832,839	$1,906,163	$1,648,988
Short Duration Fixed Income Portfolio	$280,512	$275,310	$256,962
Global Fixed Income Portfolio	$23,358	$27,300	$30,222
Global Listed Infrastructure Portfolio	$42,387,620	$47,634,471	$59,986,280
Realty Equity Portfolio	$561,848	$40,526	$464,725
Real Assets Portfolio	$109,331	$124,538	$121,119
Enhanced Opportunities Portfolio	$195,988	$171,294	$98,414
Opportunistic Strategies Portfolio	$1,519,002	$1,310,982	$924,989
Dynamic Portfolio	$472,950	$431,101	$379,790

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2017	Reduction in Fee For Fiscal Year Ended December 31, 2018	Reduction in Fee For Fiscal Year Ended December 31, 2019

Equity Concentrated Portfolio	$15,448	$11,740	$9,633
Equity Focus Portfolio	$194,700	$164,862	$148,105
Small-Mid Cap Portfolio	—	—	—
International Equity Portfolio	$58,141	$15,452	$23,045
International Equity Advantage Portfolio	$199,529	$180,052	$185,988
International Equity Concentrated Portfolio	$148,593	$100,378	$90,543
International Quality Growth Portfolio	—	$12,599	$250,978
International Equity Value Portfolio	—	$50,649	$229,143
International Equity Select Portfolio	$127,715	$12,542	$30,204
International Strategic Portfolio	$20,012	$19,420	$10,414
International Small Cap Portfolio	—	—	$12,067
Global Equity Select Portfolio	$122,728	$33,560	$59,963
Managed Volatility Portfolio	$198,080	$182,636	$166,950
Global Strategic Portfolio	$152,172	$166,874	$162,756
Franchise Portfolio	$76,423	$205,573	$124,924
Emerging Markets Core Portfolio	$11,057	$21,845	$18,268
Emerging Markets Portfolio	$919	$440	—
Emerging Markets Advantage Portfolio	$204,741	$203,673	$195,859
Developing Markets Portfolio	—	—	$7,647
Emerging Markets Blend Portfolio	$954	$215	$18,483
Emerging Markets Debt Portfolio	$27,241	$38,405	$184,240
Corporate Income Portfolio	$409,341	$344,584	$366,677
Short Duration Fixed Income Portfolio	$48,950	$39,038	$59,369
Global Fixed Income Portfolio	$179,364	$170,124	$179,983
Global Listed Infrastructure Portfolio	—	—	—
Realty Equity Portfolio	$12,732	$158,931	$82,582
Real Assets Portfolio	$344,315	$213,357	$234,204
Enhanced Opportunities Portfolio	$269,589	$267,707	$300,530
Opportunistic Strategies Portfolio	$213,767	$186,444	$197,241

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2017	Reduction in Fee For Fiscal Year Ended December 31, 2018	Reduction in Fee For Fiscal Year Ended December 31, 2019
Dynamic Portfolio	$317,520	$247,578	$272,884

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2017	Net Fee Paid For Fiscal Year Ended December 31, 2018	Net Fee Paid For Fiscal Year Ended December 31, 2019

Equity Concentrated Portfolio	$10,942,336	$10,717,002	$8,935,172
Equity Focus Portfolio	$398,665	$398,134	$314,999
Small-Mid Cap Portfolio	$1,565,637	$1,401,317	$941,152
International Equity Portfolio	$25,748,332	$24,440,902	$20,493,542
International Equity Advantage Portfolio	$(183,952)	$(163,631)	$(170,691)
International Equity Concentrated Portfolio	$270,005	$506,339	$554,448
International Quality Growth Portfolio	—	$(12,599)	$(224,949)
International Equity Value Portfolio	—	$(18,591)	$(56,344)
International Equity Select Portfolio	$213,348	$569,928	$613,235
International Strategic Portfolio	$51,750,365	$50,760,910	$46,341,917
International Small Cap Portfolio	$602,868	$563,046	$417,586
Global Equity Select Portfolio	$226,430	$506,733	$501,891
Managed Volatility Portfolio	$(178,196)	$(67,941)	$(11,344)
Global Strategic Portfolio	$(23,758)	$(143,619)	$(140,105)
Franchise Portfolio	$(65,742)	$(140,747)	$103,040
Emerging Markets Core Portfolio	$1,695,457	$2,618,246	$2,171,142
Emerging Markets Portfolio	$129,392,143	$114,914,306	$85,027,550
Emerging Markets Advantage Portfolio	$(172,269)	$(167,142)	$(119,720)
Developing Markets Portfolio	$2,401,607	$2,747,387	$2,370,028
Emerging Markets Blend Portfolio	$3,513,102	$3,624,140	$1,910,227
Emerging Markets Debt Portfolio	$2,037,101	$1,830,327	$951,992
Corporate Income Portfolio	$1,423,498	$1,561,579	$1,282,311
Short Duration Fixed Income Portfolio	$231,562	$236,272	$197,593
Global Fixed Income Portfolio	$(156,006)	$(142,824)	$(149,761)
Global Listed Infrastructure Portfolio	$42,387,620	$47,634,471	$59,986,280
Realty Equity Portfolio	$549,116	$438,647	$382,143
Real Assets Portfolio	$(234,984)	$(88,819)	$(113,085)
Enhanced Opportunities Portfolio	$(73,601)	$(96,413)	$(202,116)
Opportunistic Strategies Portfolio	$1,305,235	$1,124,538	$727,748
Dynamic Portfolio	$155,430	$183,523	$106,906

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the

Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Arrangements."

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund's proxies in accordance with the Investment Manager's proxy voting policy, which is attached as Appendix B (the "Proxy Voting Policy").

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Investment Manager would vote the proxy in accordance with the principles set forth in the Proxy Voting Policy, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

State Street, One Iron Street, Boston, Massachusetts 02210, provides certain administrative services to the Portfolios pursuant to an agreement with the Fund. Each Portfolio bears the cost of such services. Fees are based on a percentage of net assets plus additional charges for specific services and out-of-pocket expenses.

State Street also serves as the Fund's custodian and, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DST Asset Manager Solutions, Inc. ("DST"), P.O. Box 219441, Kansas City, Missouri 64121-9441, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, DST arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement.

As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

DETERMINATION OF NET ASSET VALUE

The net asset value ("NAV") per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the "NYSE") is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System ("NASDAQ"), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Over-the-counter swap agreements are valued by an independent pricing service. Centrally-cleared swaps are valued based on the exchange on which the swap is cleared, unless such information is unavailable in which case they are valued by an independent pricing service. Swaps that cannot be valued in the above manner will be valued based on the value of the underlying reference asset(s) as determined by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund's net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers' quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios' securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

Each Portfolio's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides and explanation of any significant variation in a portfolio's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

Equity Concentrated Portfolio	[Portfolio turnover was higher in 2018 than 2017 due to __________________]

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation
Equity Focus Portfolio	N/A

Small-Mid Cap Portfolio	N/A

International Equity Portfolio	N/A

International Equity Advantage Portfolio	N/A

International Equity Concentrated Portfolio	N/A

International Quality Growth Portfolio	The portfolio commenced operations on December 31, 2018, but did not commence trading until 2019.

International Equity Value Portfolio	N/A

International Equity Select Portfolio	N/A

International Strategic Portfolio	N/A

International Small Cap Portfolio	N/A

Global Equity Select Portfolio	N/A

Managed Volatility Portfolio	Portfolio turnover was higher in 2018 due to increased volatility in the market and shifts in areas of risk within the market throughout the year.

Global Strategic Portfolio	N/A

Franchise Portfolio	Portfolio turnover was driven by investment decisions based on the change in market valuations between 2017 and 2018.

Emerging Markets Core Portfolio	N/A

Emerging Markets Portfolio	N/A

Emerging Markets Advantage Portfolio	N/A

Developing Markets Portfolio	N/A

Emerging Markets Blend Portfolio	N/A

Emerging Markets Debt Portfolio	N/A

Corporate Income Portfolio	N/A

Short Duration Fixed Income Portfolio	Portfolio turnover was higher in 2018 than 2017 due to the timing of certain securities maturing and the investment decision to sell longer duration securities purchase shorter duration securities.

Global Fixed Income Portfolio	N/A

Global Listed Infrastructure Portfolio	N/A

Realty Equity Portfolio	Portfolio turnover was lower in 2019 compared to 2018 due to an

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation
investment decision to hold investments during a favorable market.

Real Assets Portfolio	Portfolio turnover was lower in 2019 than 2018 due to an investment decision to hold investments during a period of lower market volatility.

Enhanced Opportunities Portfolio	N/A

Opportunistic Strategies Portfolio	Portfolio turnover was lower in 2019 than 2018 due to lower market volatility in 2019. Portfolio turnover was higher in 2018 than 2017 due to significantly higher equity market volatility in 2018.

Dynamic Portfolio	N/A

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2019

Portfolio	Broker/Dealer	Value on December 31, 2019 (in $000s)

Equity Focus Portfolio	[Wells Fargo & Co.	[_____]
	SunTrust Banks, Inc.	[_____]
	Bank of America Corp.	[_____]

International Equity Portfolio	Nordea Bank Abp	[_____]
	National Bank of Canada	[_____]
	Societe Generale SA	[_____]

International Equity Advantage Portfolio	Royal Bank of Scotland Group PLC	[_____]
	ING Groep NV	[_____]
	Intesa Sanpaolo SpA	[_____]
	Lloyds Banking Group PLC	[_____]
	Mitsubishi UFJ Financial Group, Inc.	[_____]
	Banco Bilbao Vizcaya Argentaria SA	[_____]
	UniCredit SpA	[_____]
	BNP Paribas SA	[_____]
	HSBC Holdings PLC	[_____]
	Nomura Holdings, Inc.	[_____]
	Credit Agricole SA	[_____]
	Raiffeisen Bank International AG	[_____]
	Societe Generale SA	[_____]

International Equity Concentrated Portfolio	National Bank of Canada	[_____]

International Quality Growth Portfolio	National Bank of Canada	[_____]

International Equity Value Portfolio	Standard Chartered PLC	[_____]
	Societe Generale SA	[_____]

International Equity Select Portfolio	Nordea Bank Abp	[_____]
	National Bank of Canada	[_____]

International Strategic Portfolio	National Bank of Canada	[_____]

Portfolio	Broker/Dealer	Value on December 31, 2019 (in $000s)

Global Equity Select Portfolio	National Bank of Canada	[_____]
	The Charles Schwab Corp.	[_____]
	Nordea Bank Abp	[_____]

Managed Volatility Portfolio	Royal Bank of Canada	[_____]
	The Toronto-Dominion Bank	[_____]
	National Bank of Canada	[_____]
	Morgan Stanley	[_____]
	Lloyds Banking Group PLC	[_____]
	Northern Trust Corp.	[_____]
	BGC Partners, Inc.	[_____]

Global Strategic Portfolio	Bank of America Corp.	[_____]

Emerging Markets Portfolio	KB Financial Group, Inc.	[_____]
	Hanwha Life Insurance Co., Ltd.	[_____]
	KB Financial Group, Inc.	[_____]

Emerging Markets Advantage Portfolio	Yuanta Financial Holding Co., Ltd.	[_____]
	KB Financial Group, Inc.	[_____]
	Banco Santander Brasil SA	[_____]
	VTB Bank PJSC	[_____]

Emerging Markets Blend Portfolio	Shinhan Financial Group Co., Ltd.	[_____]
	Hanwha Life Insurance Co., Ltd.	[_____]
	Credit Agricole SA	[_____]

Short Duration Fixed Income Portfolio	Citigroup, Inc.	[_____]
	JPMorgan Chase & Co.	[_____]

Global Fixed Income Portfolio	JPMorgan Chase & Co.	[_____]
	The Goldman Sachs Group, Inc.	[_____]

Real Assets Portfolio	Royal Bank of Canada	[_____]
	The Toronto-Dominion Bank	[_____]
	Bank of Montreal	[_____]
	JPMorgan Chase & Co.	[_____]
	Bank of America Corp.	[_____]
	National Bank of Canada	[_____]

Enhanced Opportunities Portfolio	Cowen, Inc.	[_____]

Dynamic Portfolio	JPMorgan Chase & Co.	[_____]
	The Toronto-Dominion Bank	[_____]
	Royal Bank of Canada	[_____]
	The Toronto-Dominion Bank	[_____]
	The Goldman Sachs Group, Inc.	[_____]
	The Charles Schwab Corp.	[_____]
	National Bank of Canada	[_____]
	Nordea Bank Abp	[_____]
	Bank of America Corp.	[_____]
	Wells Fargo Canada Corp.	[_____]

Portfolio	Broker/Dealer	Value on December 31, 2019 (in $000s)
	Lloyds Banking Group PLC	[_____]
	Morgan Stanley	[_____]
	Citigroup, Inc.	[_____]
	Mitsubishi UFJ Financial Group, Inc.	[_____]
	Banco Bilbao Vizcaya Argentaria SA	[_____]
	Northern Trust Corp.	[_____]
	Erste Group Bank AG	[_____]
	UniCredit SpA	[_____]
	Nomura Holdings, Inc.	[_____]
	BGC Partners, Inc.	[_____]
	Royal Bank of Scotland Group PLC	[_____]
	Intesa Sanpaolo SpA]	[_____]

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes.

Any research received in respect of a Portfolio's brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2017, 2018 and 2019, each Portfolio indicated below paid brokerage commissions, none of which were paid to Lazard, as follows:

Portfolio	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2019	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2018	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2017

Equity Concentrated Portfolio	$399,121	$800,540	$981,956
Equity Focus Portfolio	24,768	35,872	51,144
Small-Mid Cap Portfolio	123,850	185,254	214,310
International Equity Portfolio	1,608,951	2,287,550	2,286,025
International Equity Advantage Portfolio	2,301	3,025	2,891
International Equity Concentrated Portfolio	101,700	87,350	89,149
International Quality Growth Portfolio	1,895	68	N/A
International Equity Value Portfolio	44,581	17,022	N/A
International Equity Select Portfolio	71,113	57,843	37,025
International Strategic Portfolio	4,089,259	5,453,223	6,883,768

Portfolio	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2019	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2018	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2017
International Small Cap Portfolio	40,055	62,404	82,457
Global Equity Select Portfolio	22,262	29,883	23,030
Managed Volatility Portfolio	23,926	23,991	3,120
Global Strategic Portfolio	1,695	1,847	18,849
Franchise Portfolio	36,261	8,129	1,714
Emerging Markets Core Portfolio	140,777	186,638	107,594
Emerging Markets Portfolio	7,233,734	7,480,953	5,525,539
Emerging Markets Advantage Portfolio	15,713	6,078	4,422
Developing Markets Portfolio	308,239	425,994	254,257
Emerging Markets Blend Portfolio	460,520	504,030	485,817
Emerging Markets Debt Portfolio	–	3,091	–
Corporate Income Portfolio	60,317	32,520	47,071
Short Duration Fixed Income Portfolio	–	-	–
Global Fixed Income Portfolio	–	10	–
Global Listed Infrastructure Portfolio	3,959,526	3,370,080	2,692,382
Realty Equity Portfolio	15,074	30,002	21,188
Real Assets Portfolio	4,644	8,320	6,716
Enhanced Opportunities Portfolio	1,120	3,226	4,863
Opportunistic Strategies Portfolio	59,088	160,512	140,191
Dynamic Portfolio	24,186	35,536	41,694

The aggregate amount of transactions during the fiscal year ended December 31, 2019 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions
Equity Concentrated Portfolio	$905,834,422	$399,121
Equity Focus Portfolio	108,593,291	24,768
Small-Mid Cap Portfolio	251,407,981	123,850
International Equity Portfolio	1,916,784,290	1,608,951
International Equity Advantage Portfolio	3,094,632	2,301
International Equity Concentrated Portfolio	137,114,558	101,700
International Quality Growth Portfolio	4,092,696	1,895
International Equity Value Portfolio	50,177,203	44,581
International Equity Select Portfolio	76,340,137	71,113
International Strategic Portfolio	4,589,817,197	4,089,259
International Small Cap Portfolio	48,826,695	40,055
Global Equity Select Portfolio	43,897,260	22,262
Managed Volatility Portfolio	62,213,340	23,926
Global Strategic Portfolio	2,800,533	1,695
Franchise Portfolio	78,660,618	36,261
Emerging Markets Core Portfolio	120,140,732	140,777
Emerging Markets Portfolio	5,420,385,352	7,233,734
Emerging Markets Advantage Portfolio	16,254,486	15,713
Developing Markets Portfolio	297,137,057	308,239
Emerging Markets Blend Portfolio	451,426,608	460,520
Emerging Markets Debt Portfolio	–	–
Corporate Income Portfolio	38,020,072	60,317
Short Duration Fixed Income Portfolio	–	–
Global Fixed Income Portfolio	–	–

Portfolio	Transaction Amount	Commissions
Global Listed Infrastructure Portfolio	5,114,612,431	3,959,526
Realty Equity Portfolio	54,245,320	15,074
Real Assets Portfolio	11,411,189	4,644
Enhanced Opportunities Portfolio	6,342,580	1,120
Opportunistic Strategies Portfolio	167,996,911	59,088
Dynamic Portfolio	80,689,794	24,186

The following table provides an explanation of any material difference in the commissions paid by a portfolio in either of the two fiscal years preceding the last fiscal year.

Portfolio	Reason for Any Material Difference in Commissions
Equity Concentrated Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to a decrease in portfolio turnover.

Equity Focus Portfolio	N/A

Small-Mid Cap Portfolio	[________]

International Equity Portfolio	[________]

International Equity Advantage Portfolio	N/A

International Equity Concentrated Portfolio	N/A

International Quality Growth Portfolio	N/A

International Equity Value Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to an increase in portfolio turnover.

International Equity Select Portfolio	N/A

International Strategic Portfolio	N/A

International Small Cap Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to a decrease in portfolio turnover.

Global Equity Select Portfolio	N/A

Managed Volatility Portfolio	The variance in commissions paid in fiscal year 2018 as compared to fiscal year 2017 is due to an increase in assets.

Global Strategic Portfolio	The variance in commissions paid in fiscal year 2018 as compared to fiscal year 2017 was primarily due to decreasing assets.

Franchise Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 was primarily due to increasing assets.

Emerging Markets Core Equity Portfolio	The variance in commissions paid in fiscal year 2018 as compared to 2017 was primarily due to an increase in assets.

Portfolio	Reason for Any Material Difference in Commissions
Emerging Markets Portfolio	The variance in commissions paid in fiscal year 2018 as compared to fiscal year 2017 is primarily due to an increase in portfolio turnover.

Emerging Markets Advantage Portfolio	N/A

Developing Markets Portfolio	The variance in commissions paid in fiscal year 2018 as compared to 2017 was primarily due to an increase in assets.

Emerging Markets Blend Portfolio	N/A

Emerging Markets Debt Portfolio	N/A

Corporate Income Portfolio	The variance in commissions paid in fiscal year 2019 as compared to 2018 was primarily due to an increase in trading ETFs during 2019.

Short Duration Fixed Income Portfolio	N/A

Global Fixed Income Portfolio	N/A

Global Listed Infrastructure Portfolio	N/A

Realty Equity Portfolio	N/A

Real Assets Portfolio	N/A

Enhanced Opportunities Portfolio	N/A

Opportunistic Strategies Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to a decrease in portfolio turnover.

Dynamic Portfolio	N/A

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

It is the policy of the Fund to protect the confidentiality of the Portfolios' holdings and prevent the selective disclosure of non-public portfolio holdings. The Fund will publicly disclose the Portfolios' holdings on a calendar quarter-end basis on its website accessible from https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42, no earlier than five business days after such quarter end. The information will remain accessible until the Fund files a report on an exhibit to Form N-PORT or Form N-CSR for the period that includes the date as of which the information was current. In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

Additional Disclosure of Portfolio Holdings

In accordance with the foregoing, the Fund provides portfolio holdings to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. Such service providers currently include the Fund's investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg L.P., BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated, FactSet Research Systems Inc. and Glass, Lewis & Co. Service providers receive portfolio holdings at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information. Disclosure of portfolio holdings may be authorized only by the Fund's Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. Any violations of the Fund's portfolio holdings disclosure policy are reported to the Board.

Portfolio Characteristics

Concurrent with or subsequent to the quarterly public disclosure of portfolio holdings, from time to time the Fund may make available certain unpublished portfolio characteristics (aggregated, statistical-type information that is not security-specific) including but without limitation allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, to parties who request it. Such information is provided when the Fund's Chief Compliance Officer reasonably believes that the disclosure of such information would not present material risks of inappropriate arbitrage, market timing, insider trading or other prohibited trading with respect to a Portfolio. Such information, if provided, will be made available to any person upon request.

Investment Manager's Multi-Asset Strategies

The Investment Manager currently manages certain investment strategies that allocate assets among various asset classes ("Multi-Asset"). Using these strategies, the Investment Manager's Multi-Asset portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio's strategy or a similar strategy managed by a Portfolio's portfolio management team. The Investment Manager's Multi-Asset portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client's account. In making these allocation decisions, the Multi-Asset portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios' portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Asset portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Certain Portfolios are managed by allocation between or among investment strategies managed by the Investment Manager. Quarterly performance of the investment strategies comprising these Portfolios' investments is available to Portfolio shareholders on request by calling (800) 823-6300.

HOW TO BUY AND SELL SHARES

General

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must meet the

Portfolio's investment objective and policies and be acquired by the Portfolio for investment and not for resale. A Portfolio or the Investment Manager may impose additional conditions on accepting securities in payment for Portfolio shares. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents

The Fund has authorized one or more brokers and other financial intermediaries ("Service Agents") to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features

The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio, or to exchange shares of one class of a Portfolio into shares of the same class of another Portfolio. Exchange or conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund's behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Commitment

The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio under the following circumstances: 1) (i) the Investment Manager determines that an in-kind redemption is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities; or the redeeming shareholder has requested an in-kind redemption, (ii) the Investment Manager determines that an in-kind redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the Portfolio, and (iii) the Investment Manager determines that an in-kind redemption is in the best interests of the Portfolio; (2) to manage liquidity risk; (3) in stressed market conditions; or (4) subject to the approval of the Board of the Fund, including a majority of the Independent Directors, in other circumstances identified by the Investment Manager.. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions

The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the

Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio's shareholders.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund's Board pursuant to Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio's Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. In certain cases, the Distributor may retain a portion of the fees paid by the Fund under the Distribution and Servicing Plan including, for example, where the Distributor is the named broker-dealer for an investment through an intermediary. Additionally, in most cases, Service Agents and other intermediaries provide invoices to the Distributor for distribution and servicing fees owed. To the extent such invoices reflect fees that are lower than what the Distributor has calculated, the Distributor retains any difference. However, each Portfolio ordinarily can be expected to pay less in aggregate fees pursuant to the Distribution and Servicing Plan than is charged in the aggregate by Service Agents and other intermediaries whose clients are invested in the Portfolio, with the difference paid by the Distributor, the Investment Manager or their affiliates. The Fund's Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

For the fiscal year ended December 31, 2019, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2019

Equity Concentrated Portfolio	$ 117,525
Equity Focus Portfolio	2,535
Small-Mid Cap Portfolio	36,252
International Equity Portfolio	612,635
International Equity Advantage Portfolio	264

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2019
International Equity Concentrated Portfolio	1,053
International Quality Growth Portfolio	18
International Equity Value Portfolio	211
International Equity Select Portfolio	5,083
International Strategic Portfolio	2,091,928
International Small Cap Portfolio	49,661
Global Equity Select Portfolio	2,302
Managed Volatility Portfolio	529
Global Strategic Portfolio	347
Franchise Portfolio	574
Emerging Markets Core Equity Portfolio	5,252
Emerging Markets Portfolio	2,527,575
Emerging Markets Advantage Portfolio	2,508
Developing Markets Portfolio	21,608
Emerging Markets Blend Portfolio	15,653
Emerging Markets Debt Portfolio	1,543
Corporate Income Portfolio	9,748
Short Duration Fixed Income Portfolio	50
Global Fixed Income Portfolio	105
Global Listed Infrastructure Portfolio	1,180,577
Realty Equity Portfolio	109,746
Real Assets Portfolio	122
Enhanced Opportunities Portfolio	311
Opportunistic Strategies Portfolio	603
Dynamic Portfolio	673

Payments by the Investment Manager or Distributor for Institutional and Open Shares

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any Service Payments (as defined in the Prospectus), including fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a "recommended" or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare as a dividend on the outstanding shares of the Emerging Markets Debt, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios substantially all of each Portfolio's net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

For the Global Listed Infrastructure and Real Assets Portfolios, dividends from net investment income, if any, are paid quarterly.

Dividends from net investment income, if any, on all other Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

Any dividend or distribution paid shortly after an investor's purchase of a Portfolio's shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"), and such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Prospectus and this SAI. This is sometimes referred to as "buying a dividend."

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares and R6 Shares because of the higher expenses borne by Open Shares. Any differences between the expenses of Institutional Shares and R6 Shares will result in corresponding differences in the per share dividends paid to Institutional Shares and R6 Shares. Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium, as applicable.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CERTAIN MATERIAL US FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material US federal income tax considerations applicable to a Portfolio and its shareholders, including each Portfolio's qualification and taxation as a RIC for US federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of a Portfolio's shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the Portfolios or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under US federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for US federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold Portfolio shares as part of a straddle or a hedging or conversion transaction and US shareholders (as defined below) whose functional currency is not the US dollar, non-US shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be US citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs"). This discussion is limited to shareholders that hold a Portfolio's shares as capital assets (within the meaning of the Code) for US federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of US estate or gift tax or non-US, state or local tax laws nor does it discuss the special treatment under US federal income tax laws that could result if a Portfolio invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No Portfolio has sought, and no Portfolio will seek any ruling from the US Internal Revenue Service (the "IRS") regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not asset, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a "US shareholder" is a beneficial owner of a Portfolio's shares that is for US federal income tax purposes:

▪ an individual who is a citizen or individual resident of the United States;

▪ a corporation, or other entity treated as a corporation for US federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

▪ a trust, if a court within the United States has primary supervision over its administration and one or more US persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for US federal income tax purposes; or

▪ an estate, the income of which is subject to US federal income taxation regardless of its source.

For the purposes of this discussion, a "non-US shareholder" is a beneficial owner of a Portfolio's shares that is neither a US shareholder nor an entity treated as a partnership for US federal income tax purposes.

If a partnership (including an entity treated as a partnership for US federal income tax purposes) holds a Portfolio's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a Portfolio's shares that are partnerships or partners in such partnerships should consult their own tax advisors with respect to the ownership and disposition of such Portfolio's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a Portfolio's shares will depend on the facts of such shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the US federal income tax consequences of the acquisition, ownership and disposition of a Portfolio's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Portfolios

RIC Qualification Requirements. Each Portfolio has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. As a RIC, a Portfolio will not pay corporate-level US federal income taxes on any net ordinary income or capital gains that the Portfolio timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a Portfolio distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A Portfolio will be subject to US federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, a Portfolio must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a Portfolio must distribute with respect to each taxable year at least 90% of the sum of the Portfolio's investment company taxable income (which generally is the Portfolio's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year. The following discussion assumes that each Portfolio qualifies as a RIC.

Taxation as a Regulated Investment Company. If a Portfolio (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Portfolio will not be subject to US federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Portfolio timely distributes (or is deemed to timely distribute) to shareholders. A

Portfolio will be subject to US federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.

If a Portfolio fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the "Excise Tax Distribution Requirements"), the Portfolio will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each Portfolio currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for US federal income tax purposes, a Portfolio generally must, among other things:

Maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

derive in each taxable year at least 90% of the Portfolio's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the Portfolio's business of investing in such stock, securities or currencies, or (b) net income derived from the Portfolio's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test");

diversify the Portfolio's holdings so that at the end of each quarter of the taxable year:

▪ at least 50% of the value of the Portfolio's assets consists of cash, cash equivalents, US Government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Portfolio's assets or more than 10% of the outstanding voting securities of that issuer; and

▪ no more than 25% of the value of the Portfolio's assets is invested in the securities, other than US Government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such Portfolio and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A Portfolio may have investments that require income to be included in investment company taxable income in a year prior to the year in which the Portfolio actually receives a corresponding amount of cash in respect of such income. For example, if a Portfolio holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Portfolio must include in its taxable income in each year the full amount of its applicable share of the Portfolio's allocable share of these deemed dividends. Additionally, if a Portfolio holds debt obligations that are treated under applicable US federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Portfolio must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Portfolio receives cash representing such income in the same taxable year. A Portfolio may also have to include in its taxable income other amounts that the Portfolio has not yet received in cash , such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a Portfolio's deductible expenses in a given year exceed its investment company taxable income, the Portfolio will have a net operating loss for that year. A RIC, however, is not permitted to carry forward net operating losses to subsequent years, and these net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30% of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for US federal income tax purposes to a Portfolio or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a Portfolio may, for US federal income tax purposes, have aggregate taxable income for several years that the Portfolio is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the Portfolio actually earned during those years.

In order to enable a Portfolio to make distributions to shareholders that will be sufficient to enable the Portfolio to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Portfolio may need to liquidate or sell some of its assets at times or at prices that the Portfolio would not consider advantageous, the Portfolio may need to raise additional equity or debt capital, the Portfolio many need to take out loans, or the Portfolio may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Portfolio's business (or be unable to take actions that are advantageous to its business). Even if a Portfolio is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Portfolio generally is not permitted to make distributions to its shareholders while the Portfolio's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If a Portfolio is unable to obtain cash from other sources to enable the Portfolio to satisfy the Annual Distribution Requirement, the Portfolio may fail to qualify for the US federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level US federal income tax (and any applicable state and local taxes). Although each Portfolio expects to operate in a manner so as to qualify continuously as a RIC, a Portfolio may decide in the future to be taxed as a "C" corporation, even if the Portfolio would otherwise qualify as a RIC, if the Portfolio determines that such treatment as a C corporation for a particular year would be in the Portfolio's best interests.

If a Portfolio is unable to obtain cash from other sources to enable the Portfolio to satisfy the Excise Tax Distribution Requirements, the Portfolio may be subject to additional tax. However, no assurances can be given that a Portfolio will not be subject to the excise tax and, a Portfolio may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a Portfolio satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Portfolio's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for US federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Portfolio for US federal income tax purposes, generally will be determined as if the Portfolio realized these tax items directly. Further, for purposes of calculating the value of a Portfolio's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Portfolio's proper proportion of any investment in the securities of that issuer that are held by a member of the Portfolio's "controlled group" must be aggregated with the Portfolio's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Portfolio if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Portfolio directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC. If a Portfolio, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such Portfolio may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Portfolio to pay certain corporate-level US federal taxes or to dispose of certain assets). If the Portfolio fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Portfolio would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the Portfolio elects to pay US corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a Portfolio fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the Portfolio would be subject to US federal income tax on all of its taxable income at the regular corporate US federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a

Portfolio makes any distributions to the Portfolio's shareholders and would reduce the amount available to be distributed to the Portfolio's shareholders (or, potentially, Policy owners). Such Portfolio would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for US federal income tax purposes. Any distributions the Portfolio makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate US shareholders, to the extent of the Portfolio's current or accumulated earnings and profits. Subject to certain limitations under the Code, US shareholders that are corporations for US federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Portfolio's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the Portfolio, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that each Portfolio will continuously qualify as a RIC for each taxable year.

Portfolio Investments

General. Certain of a Portfolio's investment practices may be subject to special and complex US federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each Portfolio intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a Portfolio will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a Portfolio from securities and other financial assets acquired by the Portfolio, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Portfolio held a particular security or other financial asset.

A portfolio company in which a Portfolio invests may face financial difficulties that require the Portfolio to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause the Portfolio to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Portfolio receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A Portfolio's investment in non-US securities may be subject to non-US income, withholding and other taxes. Shareholders generally will not be entitled to claim a US foreign tax credit or deduction with respect to non-US taxes paid by a Portfolio.

If a Portfolio purchases shares in a PFIC, and as such a Portfolio may be subject to US federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest generally will be imposed on the Portfolio in respect of deferred taxes arising from such excess distribution or gain. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the Portfolio. Any inclusions in the Portfolio's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a Portfolio may elect to mark to market at the end of each taxable year the Portfolio's shares in such PFIC, in which case, the Portfolio will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A Portfolio's ability to make either election will depend on factors beyond its control, and the Portfolios are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a Portfolio may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Portfolio satisfies the Excise Tax Distribution Requirements.

The functional currency of the Portfolios is the US dollar for US federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income, expenses or other liabilities denominated in a currency other than the US dollar and the time such Portfolio actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a Portfolio.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable).  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for US federal income tax purposes, to constitute "straddles."  In addition, investments by a Portfolio in particular combinations of investment funds also may be treated as a "straddle."  To the extent the straddle rules apply to positions established by a Portfolio, or the investment funds, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting positions.  Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by a Portfolio may constitute "mixed straddles."  One or more elections may be made in respect of the US federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Portfolio either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Investments in Entities that Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a Portfolio in entities that invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the Corporate Income Portfolio and the Short Duration Fixed Income Portfolio, which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-US shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Taxation of the Subsidiary (Real Assets Portfolio only). The Real Assets Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio's total assets in a "CFC" within the meaning of Section 957 of the Code, such as the Subsidiary. In general, a foreign corporation, such as the Subsidiary, that does not conduct a US trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain US-source income that is not effectively connected with a US trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be a CFC in which the Portfolio owning the Subsidiary will be a US shareholder. If a Portfolio is a US Shareholder, such Portfolio will be required to include in gross income for US federal income tax purposes all of a CFC's "subpart F income," whether or not such income is actually distributed by the CFC. Under Treasury regulations issued in 2019, subpart F income is treated as qualifying income for purposes of the 90% Gross Income Test regardless of whether an actual distribution from the CFC to the RIC is made. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Portfolio and thus will not be available to offset income or capital gain generated from the Portfolio's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Taxation of US Shareholders

The following summary generally describes certain material US federal income tax consequences of an investment in a Portfolio's shares beneficially owned by US shareholders (as defined above). If you are not a US shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of, a Portfolio's Shares. Distributions by a Portfolio generally are taxable to US shareholders as ordinary income or long term capital gain. Distributions of a Portfolio's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to US shareholders to the extent of the Portfolio's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a Portfolio pays to non-corporate US shareholders (including individuals) are attributable to dividends from US corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to US shareholders at the preferential rates applicable to long-term capital gains. Distributions of a Portfolio's net capital gains (which generally are the Portfolio's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Portfolio as "capital gain dividends" will be taxable to a US shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the

US shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a Portfolio's earnings and profits first will reduce a US shareholder's adjusted tax basis in such US shareholder's shares in the Portfolio and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such US shareholder.

A portion of a Portfolio's ordinary income dividends paid to corporate US shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the Portfolio has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Portfolio. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated Equity Focus, Small-Mid Cap, Global Listed Infrastructure and Opportunistic Strategies Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction. A corporate US shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate US shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

Although each Portfolio currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a Portfolio may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the Portfolio may report the retained amount as undistributed capital gains to its US shareholders, who will be treated as if each US shareholder received a distribution of its pro rata share of this gain, with the result that each US shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a Portfolio must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Portfolio cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Portfolio makes such an election, a US shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Portfolio in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Portfolio's shareholders on December 31 of the year in which the dividend was declared.

If a US shareholder purchases shares of a Portfolio shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such US shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A US shareholder generally will recognize taxable gain or loss if the US shareholder sells or otherwise disposes of such shareholder's shares of a Portfolio. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the US shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the Portfolio's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the US shareholder's adjusted tax basis of the acquired shares.

In general, US shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate US shareholders currently are subject to US federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate US shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate US shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate US shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Each Portfolio will send to each of its US shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such US shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the US federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a Portfolio out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations qualified REIT dividends earned by a Portfolio may qualify for such deduction. Distributions may also be subject to additional state, local and non-US taxes depending on a US shareholder's particular situation.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a US shareholder recognizes a loss with respect to its shares of a Portfolio in excess of $2 million or more for a non-corporate US shareholder or $10 million or more for a corporate US shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. US shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate US shareholders (other than certain trusts) on the lesser of (i) the US shareholder's "net investment income" for a taxable year and (ii) the excess of the US shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a Portfolio, and net gain attributable to the disposition of shares of a Portfolio (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-US Shareholders

The following discussion applies only to persons that are non-US shareholders. If you are not a non-US shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of a Portfolio's Shares. Distributions by a Portfolio to non-US shareholders generally will be subject to US withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Portfolio's current and accumulated earnings and profits.

If a non-US shareholder receives distributions and such distributions are effectively connected with a US trade or business of the non-US shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-US shareholder, such distributions generally be subject to US federal income tax at the rates applicable to US persons. In that case, a Portfolio will not be required to withhold US federal income tax if the non-US shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a Portfolio's net capital gain (which generally is the excess of a Portfolio's net long term capital gain over a Portfolio's net short term capital loss) to a non-US shareholder, and gains recognized by a non-US shareholder upon the sale of the shares, will not be subject to withholding of US federal income tax and generally will not be subject to US federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a US trade or business of the non-US shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-US shareholder in the United States (as discussed above) or (b) the non-US shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-US shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a US trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-US shareholders are encouraged to consult their own tax advisors as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that a Portfolio will distribute any interest related dividends or short term capital gain dividends. In general, no US source withholding taxes will be imposed on dividends paid by RICs to non-US shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to US withholding tax at the source if they had been received directly by a non-US shareholder, and that satisfy certain other requirements.

If a Portfolio distributes its net capital gain in the form of deemed rather than actual distributions (which a Portfolio may do in the future), a non-US shareholder will be entitled to US federal income tax credit or tax refund equal to the non-US shareholder's allocable share of the tax the Portfolio pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-US shareholder must obtain a US taxpayer identification number (if one has not been previously obtained) and timely file a US federal income tax return even if the non-US shareholder would not otherwise be required to obtain a US taxpayer identification number or file a US federal income tax return.

Certain Additional Tax Considerations.

Information Reporting and Backup Withholding. A Portfolio may be required to withhold, for US federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the Portfolio with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Portfolio that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's US federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the Portfolio could subject the shareholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-US shareholder who is otherwise subject to withholding of US federal income tax may be subject to information reporting and backup withholding of US federal income tax on dividends unless the non-US shareholder provides a Portfolio or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-US shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its US owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-US shareholders that are otherwise eligible for an exemption from, or reduction of, US federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-US shareholders could consult their own tax advisors regarding the particular consequences to them of this legislation and guidance. No Portfolio will pay any additional amounts in respect to any amounts withheld.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

As of [March 31], 2020, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio's outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding
Developing Markets Equity Portfolio

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, FL 3 Jersey City, NJ 07311]	[_____]%

[Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

[SEI Private Trust Company C/O TIAA Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456]	[_____]%

[Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customers 2801 Market Street St Louis, MO 63103]	[_____]%

Dynamic Portfolio

[Mac & Co. Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh, PA 15219]	[_____]%

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Dept. Fl 4 Jersey City NJ 07310-1995]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding

[Wells Fargo Bank NA FBO City Of Delano Pen GIC And Annuity 26023603 PO Box 1533 Minneapolis, MN 55480-1533]	[_____]%

Emerging Markets Advantage Portfolio

[Charles Schwab & Co. Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fund 211 Main St San Francisco CA 94105-1905]	[_____]%

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10012]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd. Department Floor 4 Jersey City, NJ 07310]	[_____]%

Emerging Markets Core Equity Portfolio

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

[Maril & Co C/O Reliance Trust Company (WI) 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304]	[_____]%

[HOCO FBO Non Fid ERISA 922 Walnut St Mailstop TBTS 2 Kansas City MO 64106-1802]	[_____]%

Emerging Markets Debt Portfolio

[Comerica Bank FBO Dingle P.O. Box 75000 Mail Code 3446 Detroit, MI 48275]	[_____]%

[Charles Schwab & Co. Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding

[JPMorgan Chase Bank NA As Custodian JPMorgan As Directed Trustee 4 Chase Metrotech Center, 6th Flr Brooklyn NY 11245-0003]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

[JPMorgan Chase Bank NA As Custodian FBO E&Y Partnership Defined Benefit 4 Chase Metrotech Center, 6th Flr Brooklyn NY 11245-0003]	[_____]%

Emerging Markets Equity Blend Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, FL 3 Jersey City, NJ 07311]	[_____]%

Emerging Markets Equity Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, FL 4 499 Washington Blvd Jersey City, NJ 07310] Jersey City, NJ 07310	[_____]%

[Wells Fargo Clearing Services LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street St Louis, MO 63103]	[_____]%

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding
[Charles Schwab & Co. Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102]	[_____]%

[Alaska Retirement Management Board Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111-1750]	[_____]%

Enhanced Opportunities Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015]	[_____]%

[Lazard Asset Management LLC FBO SR 2019 (Rev 2017) Attn: Brad Butash 30 Rockefeller Plaza New York, NY 10112-0015]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

[Lazard Asset Management LLC FBO SR 2019 (Rev 2018) Attn: Brad Butash 30 Rockefeller Plaza New York, NY 10112-0015]	[_____]%

[Lazard Asset Management LLC FBO SR 2020 (Rev 2018) Attn: Brad Butash 30 Rockefeller Plaza New York, NY 10112-0015]	[_____]%

Franchise Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

Global Equity Select Portfolio

[Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillion Parkway St. Petersburg, FL 33716]	[_____]%

[National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

Global Fixed Income Portfolio

[National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Department FL 4 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

Global Listed Infrastructure Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department FL 4 499 Washington Blvd Jersey City, NJ 07310]	[_____]%

[Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding
[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

Global Strategic Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

International Quality Growth Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York NY 10112-0015]	[_____]%

International Equity Advantage Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

International Equity Concentrated Portfolio

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

[John Hancock Trust Company LLC 690 Canton St, Suite 100 Westwood, MA 02090]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding
[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

International Equity Portfolio

[Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523]	[_____]%

International Equity Select Portfolio

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246]	[_____]%

[Mitra & Co FBO Ng C/O Reliance Trust Company WI 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280]	[_____]%

International Equity Value Portfolio

Name and Address	Percentage of Total Institutional Shares Outstanding
[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City, NJ 07310-1995]	[_____]%

International Small Cap Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

International Strategic Portfolio

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Comerica Bank FBO Dingle - Erisa P.O. Box 75000 Mail Code 3446 Detroit, MI 48275-0001]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

Managed Volatility Portfolio

Name and Address	Percentage of Total Institutional Shares Outstanding
[Wells Fargo Bank NA FBO Customer HLS&R Inc. Domestic Equities PO Box 1533 Minneapolis, MN 55480-1533]	[_____]%

[Wells Fargo Bank NA FBO Customer HLS&R Education Domestic Equity PO Box 1533 Minneapolis, MN 55480-1533]	[_____]%

[DCGT As TTEE And/Or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001]	[_____]%

[Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fd 211 Main St San Francisco CA 94105-1905]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

Opportunistic Strategies Portfolio

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

Real Assets Portfolio

[BNY Mellon NA PO Box 534005 Pittsburgh, PA 15253]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

Realty Equity Portfolio

Name and Address	Percentage of Total Institutional Shares Outstanding
[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

[UBS WM USA Omni Account M/F 1000 Harbor Blvd, Floor 5 Weehawken, NJ 07086]	[_____]%

US Corporate Income Portfolio

[Mac & Co. Mutual Funds Operations A/C 792362 P.O. Box 3198 Pittsburgh, PA 15230]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Mac & Co. Mutual Funds Operations A/C 792203 500 Grant Street Room 151-1010 Pittsburgh, PA 15219]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

[Mac & Co. Mutual Funds Operations A/C 478892 500 Grant Street Room 151-1010 Pittsburgh, PA 15219]	[_____]%

US Equity Concentrated Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

Name and Address	Percentage of Total Institutional Shares Outstanding
[Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105]	[_____]%

[TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226]	[_____]%

US Short Duration Fixed Income Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

[Lazard Freres & Company LLC 30 Rockefeller Plaza, 19th Floor New York, NY 10112]	[_____]%

US Small-Mid Cap Equity Portfolio

[Alaska Retirement Management Board State Street Bank & Trust Co. Attn: Michael McElligott 2 Avenue De Lafayette Boston, MA 02111]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Voya Institutional Trust Company As Trustee FBO Mercedes Benz Usi 30 Braintree Hill Park Braintree MA 02184-8747]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

Equity Focus Portfolio

Name and Address	Percentage of Total Institutional Shares Outstanding
[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding

Developing Markets Equity Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[E Trade Savings Bank FBO #75 PO Box 6503 Englewood, CO 80155-6503]	[_____]%

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

[Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

[Merrill Lynch For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
Dynamic Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

[National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

Emerging Markets Advantage Portfolio

[National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103]	[_____]%

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

Emerging Markets Core Equity Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds Department 211 Main Street San Francisco, CA 94105]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Fl 3 Jersey City, NJ 07311]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

Emerging Markets Debt Portfolio

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226]	[_____]%

[David A Petrarca Beachwood OH 44122-1212]	[_____]%

[LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Dept. Fl 4 Jersey City NJ 07310-1995]	[_____]%

Emerging Markets Equity Blend Portfolio

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds Dept. Fl 4 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 880 Carillon Parkway St Petersburg, FL 33716-1102]	[_____]%

Emerging Markets Equity Portfolio

[National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Great-West Trust Company LLC TTEE/C FBO:Great West IRA Advantage C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002]	[_____]%

Enhanced Opportunities Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

Equity Focus Portfolio

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

[Dana Gibson Emery TTEE Dana Gibson Emery Jr. C/O Dana Gibson Emery Larchmont, NY 10538-1937]	[_____]%

[Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523]	[_____]%

[Gregory W Heinrich Barbara Ann Heinrich Henderson NV 89052-4175]	[_____]%

Franchise Portfolio

Name and Address	Percentage of Total Open Shares Outstanding

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department 499 Washington Blvd, FL 4 Jersey City, NJ 07310]	[_____]%

[TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103]	[_____]%

Global Equity Select Portfolio

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept Fl 4 Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Matrix Trust Company Cust. FBO Agentours, Inc. 401(k) PSP 717 17th Street Suite 1300 Denver, CO 80202]	[_____]%

[Matrix Trust Company Cust. Fbo St. Pius X 403(b) 717 17th Street Suite 1300 Denver, CO 80202]	[_____]%

Global Fixed Income Portfolio

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd St. Louis MO 63131-3729]	[_____]%

Global Listed Infrastructure Portfolio

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept Fl 4 Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303]	[_____]%

Global Strategic Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

International Quality Growth Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015]	[_____]%

International Equity Advantage Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112]	[_____]%

International Equity Concentrated Portfolio

Name and Address	Percentage of Total Open Shares Outstanding
[National Financial Services LLC FBO Its Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303]	[_____]%

International Equity Portfolio

[PIMS/Prudential Retirement As Nominee For TT/Cust The MGM Resorts 401(K) Savings 840 Grier Drive Las Vegas, NV 89119-3778]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Merrill Lynch For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, FL 32246-6484]	[_____]%

[National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

International Equity Select Portfolio

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311]	[_____]%

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[Nationwide Trust Co. Fsb C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218]	[_____]%

International Equity Value Portfolio

[Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fund 211 Main St San Francisco, CA 94105-1905]	[_____]%

[TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226]	[_____]%

International Small Cap Portfolio

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

[TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226]	[_____]%

International Strategic Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905]	[_____]%

[Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246]	[_____]%

Managed Volatility Portfolio

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Fl 3 Jersey City, NJ 07311]	[_____]%

Opportunistic Strategies Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226]	[_____]%

[Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis, MO 63103-2523]	[_____]%

[Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers 211 Main St San Francisco CA 94105-1905]	[_____]%

Real Assets Portfolio

[National Financial Services FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Fund 211 Main St San Francisco CA 94105-1905]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

Realty Equity Portfolio

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept. Fl. 4 Jersey City, NJ 07310]	[_____]%

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

Small-Mid Cap Portfolio

Name and Address	Percentage of Total Open Shares Outstanding

[Charles Schwab & Co., Inc. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105]	[_____]%

[Nationwide Life Insurance Co. c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218]	[_____]%

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Dept Fl 4 Jersey City, NJ 07310]	[_____]%

[TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226]	[_____]%

[Nationwide Life Ins Co. C/O IPO Port Acct PO Box 182029 Columbus, OH 43218-2029]	[_____]%

[Merrill Lynch For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East Jacksonville FL 32246-6484]	[_____]%

[TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748]	[_____]%

US Corporate Income Portfolio

[TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103]	[_____]%

[Merrill Lynch FBO Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Fl Jacksonville, FL 32246]	[_____]%

Name and Address	Percentage of Total Open Shares Outstanding
[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303]	[_____]%

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

US Equity Concentrated Portfolio

[Charles Schwab & Co. Inc. Special Custody Account For Benefit Of Customers Attn: Mutual Funds 211 Main St San Francisco, CA 94105-1905]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002]	[_____]%

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Fl 3 Jersey City NJ 07311]	[_____]%

[Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523]	[_____]%

[Capinco C/O US Bank NA 1555 N Rivercenter Dr, Ste 302 Milwaukee, WI 53212-3958]	[_____]%

[Equitable Trust Company 4400 Harding Road, Suite 310 Nashville TN 37205-2314]	[_____]%

US Short Duration Fixed Income Portfolio

Name and Address	Percentage of Total Open Shares Outstanding
[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Dept Fl 4 Jersey City NJ 07310-1995]	[_____]%

[Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399]	[_____]%

[Lisa N Seidman & Scott Seidman East Brunswick, NJ 08816-3236]	[_____]%

Name and Address	Percentage of Total R6 Shares Outstanding

Emerging Markets Core Equity Portfolio

[Voya Institutional Trust Company 1 Orange Way #B3N Windsor, CT 06095-4774]	[_____]%

Emerging Markets Debt Portfolio

[Windstream Master Trust 4001 N Rodney Parham Rd Little Rock AR 72212-2459]	[_____]%

[Inergi LP Pension Plan Attn: Heidi Vagners 200 University Avenue Ste 1100 Toronto Ontario M5H3C6 Canada]	[_____]%

[New Horizon System Solutions Pension Plan Attn: Heidi Vagners 200 University Avenue Suite 1100 Toronto Ontario M5H3C6 Canada]	[_____]%

Emerging Markets Equity Portfolio

[National Financial Services LLC FBO Its Customers Attn: Mutual Funds 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

Name and Address	Percentage of Total R6 Shares Outstanding
[Mac&Co A/C 684487 Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502]	[_____]%

[ON Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851]	[_____]%

[ON Balanced Model Portfolio One Financial Way Cincinnati, OH 45242-5851]	[_____]%

Equity Focus Portfolio

[National Financial Services LLC For Exclusive Benefit Of Our Customers Attn: Mutual Funds 499 Washington Blvd Jersey City NJ 07310-1995]	[_____]%

International Equity Portfolio

[JPMorgan Chase Bank NA Cust FBO TIAA Separate Account Va-3 4 Chase Metrotech Ctr 4th Floor Brooklyn, NY 11245-0003]	[_____]%

[MAC & Co. A/C 864217 Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502]	[_____]%

[TIAA, FSB Cust/TTEE FBO: Retirement Plans For Which TIAA Acts As Recordkeeper Attn: Trust Operations 211 N Broadway, Ste 1000 St. Louis MO 63102-2748]	[_____]%

[National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Funds Dept Fl 4 499 Washington Blvd Jersey City, NJ 07310-1995]	[_____]%

[Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076]	[_____]%

Name and Address	Percentage of Total R6 Shares Outstanding

[U.S. Bank FBO Columbia Bank Retirement Plan 1555 N Rivercenter Drive Suite 302 Milwaukee WI 53212-3958]	[_____]%

International Strategic Portfolio

[National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310]	[_____]%

[PIMS Prudential Retirement FBO Repsol USA 401(k) Plan 2455 Technology Forest Blvd. The Woodlands, TX 77381-5205]	[_____]%

Small-Mid Cap Portfolio

[______________]	[_____]%

US Corporate Income Portfolio

[Lazard Asset Management LLC 30 Rockefeller Plaza New York NY 10112]	[_____]%

US Equity Concentrated Portfolio

[SEI Private Trust Company C/O ID 337 Attn: Mutual Funds One Freedom Valley Drive Oaks PA 19456-9989]	[_____]%

Certain shareholders of a Portfolio may from time to time own or control a significant percentage of the Portfolio's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Investment Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or Portfolios managed by the Investment Manager or its affiliates. Large Shareholders may redeem all or a portion of their shares of a Portfolio at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to US banking entities and their affiliates, such as the Investment Manager). Redemptions by Large Shareholders of their shares of a Portfolio may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the Portfolio, in order to meet redemption requests. These sales may adversely affect a Portfolio's NAV and may result in increasing the Portfolio's liquidity risk, transaction costs and/or taxable distributions.

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

ICE BofA Merrill Lynch is licensing the ICE BofA Merrill Lynch indices "as is," makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of ICE BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as counsel to the Fund and to the independent board members.

[____________], 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm for the Fund.

1

APPENDIX A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody's.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

▪ likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

▪ nature of and provisions of the financial obligation and the promise S&P imputes; and

▪ protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P US municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

▪ amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

▪ source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D "D" is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities.

Long-Term Obligation Ratings and Definitions. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Short-Term Ratings. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

APPENDIX B

PROXY VOTING POLICY

LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policy and Procedures Overview

Lazard Asset Management LLC (the "Investment Manager") is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, the Investment Manager has a fiduciary obligation to vote proxies in the best interests of its clients over the long term. The Investment Manager's Proxy Voting Policy has been developed based on what the Investment Manager believes (i) will maximize sustainable shareholder value as a long term shareholder value; (ii) is in the best interest of its clients; and (iii) the votes it casts are intended in good faith to accomplish those objectives.

The Investment Manager does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. The Investment Manager's policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Investment Manager also has defined policies and procedures to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

The Investment Manager's proxy voting process is administered by members of its Operations Department (the "Proxy Administration Team"). Oversight of the process is provided by the Investment Manager's Legal & Compliance Department and the Proxy Committee.

Proxy Committee

The Investment Manager's Proxy Committee is comprised of senior investment professionals, members of the Legal & Compliance Department and other personnel of the Investment Manager. The Proxy Committee meets regularly, generally on a quarterly basis, to review the Investment Manager's Proxy Voting Policy and other matters relating to the firm's proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

The Investment Manager currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services ("ISS") and by Glass, Lewis & Co. ("Glass Lewis"). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve the Investment Manager's understanding of the issues surrounding a company's proxy proposals, the Investment Manager's investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by the Investment Manager in accordance with its Proxy Voting Policy.

ISS additionally provides administrative services related to proxy voting such as web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

The Investment Manager votes on behalf of its clients according to proxy voting guidelines approved by the Proxy Committee ("Approved Guidelines"). The Approved Guidelines determine whether a specific agenda item should be voted 'For,' 'Against,' or is to be considered on a case-by case basis. The Proxy Administration Team ensures that the investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires approval of the Proxy Committee.

B-1

With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. The Investment Manager generally will treat proxy votes and voting intentions as confidential in the period before votes are cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for the Investment Manager are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, the Investment Manager will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

▪ The Investment Manager manages the company's pension plan;

▪ The shareholder proponent of a proposal is an Investment Manager client;

▪ An Investment Manager employee sits on a company's board of directors;

▪ The Investment Manager serves as financial advisor or provides other services to the company; or

▪ An Investment Manager employee has a material relationship with the company.

"Conflict Meetings" are voted in accordance with the Investment Manager's Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, the Investment Manager's policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which it subscribes.

Voting Exceptions

It is the Investment Manager's intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in the Investment Manager's view, in the best interests of its clients; the Investment Manager does not generally vote proxies for securities loaned by clients through a custodian's stock lending program.

Environmental, Social and Corporate Governance

The Investment Manager's Environmental, Social and Corporate Governance ("ESG") Policy outlines its approach to ESG and how its investment professionals take ESG issues into account as part of the investment process. The Investment Manager recognizes that ESG issues can affect the valuation of companies that it invests in on its clients' behalf. As a result, the Investment Manager takes these factors into consideration when voting and, consistent with its fiduciary duty, votes proposals in a way it believes will increase shareholder value.

B-2

THE LAZARD FUNDS, INC.
PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Articles of Incorporation(1)
(a)(2)	Articles of Amendment(1)
(a)(3)	Articles of Amendment(1)
(a)(4)	Articles of Amendment(1)
(a)(5)	Articles Supplementary(1)
(a)(6)	Articles Supplementary(1)
(a)(7)	Articles Supplementary(1)
(a)(8)	Articles Supplementary(1)
(a)(9)	Articles Supplementary(1)
(a)(10)	Articles Supplementary(2)
(a)(11)	Articles Supplementary(3)
(a)(12)	Articles of Amendment(6)
(a)(13)	Articles Supplementary(6)
(a)(14)	Articles Supplementary(7)
(a)(15)	Articles Supplementary(8)
(a)(16)	Articles Supplementary(9)
(a)(17)	Articles of Amendment (10)
(a)(18)	Articles Supplementary(11)
(a)(19)	Articles Supplementary(12)
(a)(20)	Articles Supplementary(13)
(a)(21)	Articles Supplementary(14)
(a)(22)	Articles Supplementary(15)
(a)(23)	Articles Supplementary(16)
(a)(24)	Articles Supplementary(17)
(a)(25)	Articles Supplementary(18)
(a)(26)	Articles of Amendment(19)
(a)(27)	Articles Supplementary(20)
(a)(28)	Articles Supplementary(21)
(a)(29)	Articles Supplementary(22)
(a)(29)	Articles Supplementary(22)
(a)(30)	Articles of Amendment(22)
(a)(31)	Articles Supplementary(23)
(a)(32)	Articles Supplementary(24)
(a)(33)	Articles Supplementary(25)
(a)(34)	Articles Supplementary(27)
(a)(35)	Articles Supplementary(28)
(a)(36)	Articles of Amendment(29)
(a)(37)	Articles of Amendment(29)
(a)(38)	Articles Supplementary(30)
(a)(39)	Articles of Amendment(32)
(a)(40)	Articles Supplementary(33)
(a)(41)	Articles Supplementary(34)
(a)(42)	Articles of Amendment(36)
(a)(43)	Articles of Amendment(36)
(a)(44)	Articles Supplementary*

(b)	By-Laws(35)

(d)(1)	Management Agreement, as revised*
(d)(2)	Expense Limitation Agreement, as revised*

(e)	Distribution Agreement, as revised(7)

(g)(1)	Amended and Restated Custodian Agreement(1)
(g)(2)	Amendment to Amended and Restated Custodian Agreement(31)
(g)(3)	Amendment to Amended and Restated Custodian Agreement*

(h)(1)	Transfer Agency and Service Agreement(1)
(h)(2)	Amendment to Transfer Agency and Service Agreement(1)
(h)(3)	Amendment to Transfer Agency and Service Agreement(26)
(h)(4)	Amendment to Transfer Agency and Service Agreement(35)
(h)(5)	Administration Agreement(4)
(h)(6)	Amendment to Administration Agreement*
(h)(7)	Amendment to Administration Agreement(36)
(h)(8)	Amendment to Administration Agreement*

(i)	Opinion and Consent of Counsel(5)

(j)	Consent of Independent Registered Public Accounting Firm*

(m)(1)	Distribution and Servicing Plan, as revised*
(m)(2)	Form of Financial Intermediary Agreement(26)

(n)	18f-3 Plan, as revised*

(p)	Code of Ethics**

Other Exhibits:

(s)	Power of Attorney of Board Members**

*	To be filed by amendment.
**	Filed herewith.

1.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2003.
2.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 22 filed with the SEC on December 29, 2000.
3.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 filed with the SEC on April 30, 2001.
4.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.
5.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.
6.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 31 filed with the SEC on December 3, 2004.
7.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 34 filed with the SEC on July 20, 2005.
8.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 38 filed with the SEC on February 27, 2006.
9.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 42 filed with the SEC on February 13, 2008.
10.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 44 filed with the SEC on April 29, 2008.
11.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 48 filed with the SEC on September 24, 2008.

12.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 51 filed with the SEC on December 22, 2009.
13.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 53 filed with the SEC on April 9, 2010.
14.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 58 filed with the SEC on March 25, 2011.
15.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 62 filed with the SEC on August 12, 2011.
16.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 65 filed with the SEC on November 17, 2011.
17.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 67 filed with the SEC on April 26, 2012.
18.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 69 filed with the SEC on May 23, 2012.
19.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 74 filed with the SEC on June 25, 2013.
20.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 79 filed with the SEC on October 22, 2013.
21.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 81 filed with the SEC on November 25, 2013.
22.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 86 filed with the SEC on April 28, 2014.
23.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 91 filed with the SEC on August 27, 2014.
24.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 92 filed with the SEC on September 12, 2014.
25.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 101 filed with the SEC on December 24, 2014.
26.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 103 filed with the SEC on February 20, 2015.
27.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 108 filed with the SEC on May 28, 2015.
28.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 116 filed with the SEC on December 14, 2016.
29.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 118 filed with the SEC on April 28, 2017.
30.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 121 filed with the SEC on September 25, 2017.
31.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 115 filed with the SEC on October 14, 2016.
32.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 125 filed with the SEC on April 26, 2018.
33.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 129 filed with the SEC on October 26, 2018.
34.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 131 filed with the SEC on December 21, 2018.
35.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 133 filed with the SEC on April 29, 2019.
36.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 135 filed with the SEC on February 26, 2020.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Reference is made to Article EIGHTH of Registrant’s Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of Registrant’s By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Management Agreement and the Distribution Agreement filed as Exhibits (d)(1) and (e), respectively.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The descriptions of personnel of Lazard Asset Management LLC (“LAM”) under the Captions “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The following is a list of the directors and senior officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Title / Name

Directors

Kenneth M. Jacobs

Alexander F. Stern

Chief Executive Officer and Director

Ashish Bhutani

Deputy Chairmen

Andrew Lacey

John Reinsberg

Chairman USA

Robert P. DeConcini

Senior Managing Directors

Andreas Huebner

Farah Foustok

Stephan Heitz

Yugo Ishida

Jeremy Taylor

Managing Directors

Jennifer Abate

Mark R. Anderson

Fadi Al Said

Aaron Barnfather

Dmitri Batsev

Ardra Belitz

Michael Bennett

Christopher Blake

Andreas Blanck

Nicholas Bratt

Arnaud Brillois

Rhett Brown

Charles Burgdorf

Paul Castello

Rohit Chopra

Nathan Cockrell

Ellen Cohen

Kenneth Colton

Robert Connin

Paul Cuddy

Alan Custis

Jared Daniels

Kun Deng

Henry Detering

James Donald

Anthony Dote, Jr.

Yury Dubrovsky

Barry Durfee

Christian Eckert

Ken Fan

Martin Flood

Louis Florentin-Lee

Michael Fry

Peter Gillespie

Timothy Griffen

Robert Harrison

Peter Hunsberger

Jai Jacob

Dwight Jacobsen

Robin Jones

Arif Joshi

Vijay Kasarabada

Loren M. Katzovitz

Shaunak Khire

Jinwon Kim

Yvette Klevan

David Koegler

Werner Krämer

Matthias Kruse

Jay Leupp

Mark Lien

Mark Little

Carmine Lizza

Tony Maddock

Tony Mastandrea

Kevin Matthews

Erik McKee

Paul Moghtader

Jonathan Morris

Trevor Mottl

Laura Nateri

Dennis Neveling

Andrew Norris

Kevin O’Hare

Mohit Pandya

Nathan A. Paul

Ganesh Ramachandran

Joe Ramos

Sean Reynolds

William Rosenberg

Edward Rosenfeld

Stephen Russell

Patrick Ryan

Apnavi Saddington

James Schachtel

Oren Shiran

Denise Simon

Darrin Sokol

Craig Straub

Shen Tan

Ronald Temple

Marcia Thomas

Richard Tutino

Aurélia Verchere

Kelly Ward

Mike Wariebi

Christopher Whitney

David Willis

Susanne Willumsen

Barnaby Wilson

Steve Wreford

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	Lazard Asset Management Securities LLC, a Delaware limited liability company, is the principal underwriter of the Registrant and also serves as the principal underwriter of Lazard Retirement Series, Inc.

(b)	The following information is given regarding directors and officers of Lazard Asset Management Securities LLC, whose principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Name	Position and Offices with Underwriter	Position and Offices with Registrant

Nathan A. Paul	Chief Executive Officer	President
Mark R. Anderson	Chief Compliance Officer	Vice President and Secretary
William Rosenberg	Principal Operations Officer	None
Robert Massaroni	Principal Financial Officer	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant’s custodian, State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 16th day of April, 2020.

THE LAZARD FUNDS, INC.

By:	/s/ Nathan A. Paul*
Nathan A. Paul, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Nathan A. Paul* Nathan A. Paul	President and Director	April 16, 2020

/s/ Christopher Snively* Christopher Snively	Chief Financial Officer	April 16, 2020

/s/ Ashish Bhutani* Ashish Bhutani	Director	April 16, 2020

/s/ Franci J. Blassberg* Franci J. Blassberg	Director	April 16, 2020

/s/ Kenneth S. Davidson* Kenneth S. Davidson	Director	April 16, 2020

/s/ Nancy A. Eckl* Nancy A. Eckl	Director	April 16, 2020

/s/ Trevor W. Morrison* Trevor W. Morrison	Director	April 16, 2020

/s/ Richard Reiss, Jr.* Richard Reiss, Jr.	Director	April 16, 2020

/s/ Robert M. Solmson* Robert M. Solmson	Director	April 16, 2020

*By:	/s/ Shari L. Soloway
Attorney-in-fact, Shari L. Soloway

EXHIBIT INDEX

(p)	Code of Ethics
(s)	Power of Attorney of Board Members